                                                                   EXHIBIT 10.15

[***]=Certain information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission.



                                LEASE AGREEMENT


                                    between


                        NEXCOMM ASSET ACQUISITION I, LP,


                                  as Landlord,


                                      and


                                 EQUINIX, INC.,


                                   as Tenant


                                    Infomart
                           The Technology Community

                                      [*]
                              Dallas, Texas 75207
                                  214-800-8000

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       INFOMART The Technology Community
                         is a registered servicemark of
                            IFM Services, LLC, [*],
                        Suite 6038, Dallas, Texas 75207

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                LEASE AGREEMENT
                                    INFOMART
                          THE  TECHNOLOGY  COMMUNITY

THIS LEASE AGREEMENT ("Lease") is made and entered into as of the 21st day of January, 2000, by and between NEXCOMM ASSET ACQUISITION I, LP, a Texas limited partnership ("Landlord"), whose address is 1950 Stemmons Freeway, Dallas, Texas 75207 and EQUINIX, INC., a Delaware corporation ("Tenant"), whose address is 901 Marshall Street, Redwood City, California 94063, Attention: Keith Taylor.

                                   ARTICLE 1

                   BASIC LEASE INFORMATION AND DEFINED TERMS

          Section 1.1.   Basic Lease Information.

                  (a)    Base Rent shall mean the following:
                         ---------
                         From the Commencement Date until the Rental
                         Commencement Date, Base Rent shall be [*] Dollars
                         ($[*]),

                         From the Rental Commencement Date through May 31, 2002, Base Rent shall be [*] Dollars ($[*]) per month,

                         From the June 1, 2002 through May 31, 2004, Base Rent shall be [*] Dollars ($[*]) per month,

                         From the June 1, 2004 through May 31, 2006, Base Rent shall be [*] Dollars ($[*]) per month,

                         From the June 1, 2006 through May 31, 2008, Base Rent shall be [*] Dollars ($[*]) per month,

                         From the June 1, 2008 through May 31, 2010, Base Rent shall be [*] Dollars ($[*]) per month.

                  (b)    Base Year shall mean 2000.
                         ---------

                  (c)    Building shall mean the office building and information
                         --------
processing center located on the Land.


                  (d)    Building Rules shall mean all rules and regulations
                         --------------
adopted or modified by Landlord from time to time for the safety, care, cleanliness, and reputation of the Building and for the preservation of good order in the Building. The current Building Rules are attached at Exhibit "C."
                                                                  ----------

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               (e)       Commencement Date shall mean the Effective Date. Tenant
                         -----------------
shall be deemed to commence occupancy of the Premises on the date Tenant takes possession of the Premises for the purpose of equipping, furnishing, and improving the Premises. "Rental Commencement Date" shall mean the earlier of [*] months after the Effective Date or [*]. Base Rent shall be adjusted accordingly if the Rental Commencement Date is other than [*].

               (f)       Common Areas shall mean those areas within the Project
                         ------------
devoted to corridors, elevator foyers, restrooms, lobby areas, meeting rooms, and other similar facilities provided for the common use or benefit of tenants generally.

               (g)       INFOMART shall mean "INFOMART - The Technology
                         --------
Community" and shall include the Project as it currently exists or as it may from time to time hereafter be expanded or modified.

               (h)       Insurance Costs shall mean all costs incurred by
                         ---------------
Landlord in obtaining insurance on the Project, including property, liability, and casualty insurance on the Building, but excluding all insurance costs which Tenant is required to provide under Section 7.3 below.

               (i)       Land shall mean the tract of real property which is
                         ----
described in Exhibit "A" to this Lease.

               (j)       Lease Term shall mean a term commencing on the Rental
                         ----------
Commencement Date and continuing for one hundred twenty (120) full calendar months.


               (k)       Permitted Use shall mean use for the installation,
                         -------------
maintenance and operation of information processing and telecommunications products and services, for offices, and for storage and service areas incidental and related to such uses, and to include collocation and other telecommunications related operations.

               (l)       Premises shall mean Suite No. 1034 in the Building, as
                         --------
outlined on the floor plan of the Building which is attached as Exhibit "B" to
                                                                ----------
this Lease.


               (m)       Project shall mean, collectively, the Building, the
                         -------
Land, and all other improvements located on the Land (including parking areas, parking garages, plaza areas, and other similar areas relating to the Building).

               (n)       Rent shall mean, collectively, the Base Rent; Tenant's
                         ----
Proportionate Share of Insurance Costs, Utility Costs and Taxes; and any other amounts payable to Landlord by Tenant.

               (o)       Rentable Square Feet shall mean the Usable Square Feet
                         --------------------
within the Premises, together with an additional amount representing a portion of the Common Areas, Service Areas and other non-tenant space on floors one (1) through six (6) in the Building. For purposes of this Lease, the parties have agreed that the Premises shall be deemed to consist of [*] Rentable Square Feet and floors one (1) through six (6) of the Building shall be deemed to consist of [*] Rentable Square Feet. However, both Landlord and Tenant acknowledge that

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

neither of these figures was calculated by measuring the Common Areas, Service Areas and other non-tenant spaces in the Building and that neither Landlord nor Tenant shall have a right to demand remeasurement or recalculation of the Rentable Square Feet applicable to the Premises or the Building.


               (p)       Security Deposit shall mean [*] Dollars ($[*]).
                         ----------------

               (q)       Service Areas shall mean those areas within the outside
                         -------------
walls of the Building which are used for mechanical rooms, stairs, elevator shafts, flues, vents, stacks, pipe shafts, risers, raceways, and vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

               (r)       Taxes shall mean all taxes and assessments and
                         -----
governmental charges, whether federal, state, county or municipal, and whether levied or assessed by taxing districts or authorities presently taxing the Premises or the Project or any part of either, or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation together with any costs incurred by Landlord (including attorneys' fees and costs of investigation) relative to any negotiation, contest, or appeal pursued by Landlord to reduce or prevent an increase in any portion of the Taxes, regardless of whether any reduction or limitation is obtained, provided that such costs are allocated only to the periods for which Landlord is trying to have the Taxes revised.

               (s)       Tenant's Proportionate Share shall mean a fraction, the
                         ----------------------------
numerator of which is the number of Rentable Square Feet within the Premises, and the denominator of which is the number of Rentable Square Feet on floors two
(2) through six (6) of the Building. Accordingly, the parties acknowledge and agree that Tenant's Proportionate Share under this Lease is [*] percent.

               (t)       Trade Fixtures shall mean any and all signs and other
                         --------------
equipment, including without limitation, the switch and related equipment to be installed by Tenant or placed by Tenant within the Premises pursuant to the provisions of this Lease and any and all items of property used by Tenant in the Premises, including furniture and equipment and "Tenant Equipment" as defined in Exhibit "D" attached hereto. However, the term Trade Fixtures shall not include any permanent leasehold improvements (including any floor, wall, or ceiling coverings, any interior walls or partitions, , or any property which is a part of or associated with any electrical, plumbing, or mechanical system other than the generator and cooling equipment to be installed by Tenant in accordance with the provisions of Exhibit D attached hereto and those items which are designated as being "Trade Fixtures" on the Plans and Specifications approved by both parties pursuant to the attached Work Letter), notwithstanding that the same may have been installed within the Premises by Tenant.

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               (u)       Usable Square Feet shall mean the gross number of
                         ------------------
square feet enclosed by the surface of the exterior glass walls, the midpoint of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas, and the corridor side of walls separating the Premises from Common Areas.

               (v)       Utility Costs shall mean all costs incurred by Landlord
                         -------------
in providing electricity, gas, water, and sewage disposal facilities to the Building, (including electricity used for heating, air conditioning, operation of office machines), and other equipment used on or about the Building, and elevator and escalator service and lighting, but excluding all such costs which Tenant may, from time to time, be obligated to pay on a separately metered basis under the provisions of Section 4.3.

          Section 1.2.   Defined Terms. Each of the terms defined in Section 1.1
                         -------------
will be used as defined terms in this Lease (including the Exhibits to this Lease). In addition, other terms are defined in various sections of this Lease. All words which are used as defined terms in this Lease are delineated with initial capital letters and, when delineated with initial capital letters, shall have the meaning specified in the applicable provision of this Lease in which such term is defined.

                                   ARTICLE 2

                               OCCUPANCY AND USE

          Section 2.1.   Premises and Term. In consideration for the obligation
                         -----------------
of Tenant to pay Rent and subject to and upon the terms and conditions stated in this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Lease Term. Landlord will deliver possession of the Premises to Tenant on the Commencement Date. If Landlord requests, Tenant shall execute a memorandum (in a form approved by Landlord) specifying the date upon which the Commencement Date actually occurred.

          Section 2.2.   Leasehold Improvements. The Premises shall be delivered
                         ----------------------
to Tenant in an "as is" condition, and Tenant shall install the initial leasehold improvements in the Premises in accordance with Section 5.1 below. Tenant has made a complete examination and inspection of the Premises and accepts the same in its current condition, "as is" and without recourse to Landlord. Landlord shall have no obligation to provide any leasehold improvements to the Premises or to repair, decorate, or paint the Premises, unless otherwise expressly set forth in this Lease. Landlord has made no representations or warranties to Tenant with respect to the condition of the Premises, the Building, or the Project. Tenant's occupancy of the Premises shall be deemed an acknowledgment by Tenant that the Premises are suitable for Tenant's intended use, and Landlord expressly disclaims any warranty that the Premises are suitable for Tenant's intended use. Landlord does not make any warranties, express or implied, with respect to the Premises, the Building, or the Project. All implied warranties (including those of habitability, merchantability, or fitness for a particular purpose) are expressly negated and waived.

          Section 2.3.   Use. The Premises may be used only for the Permitted
                         ---
Use specified in Section 1.1(k) and for no other purposes without the prior written consent of

Landlord. Tenant's use of the Premises shall be in compliance with the Building Rules and with all applicable Legal Requirements and Insurance Requirements. Tenant shall not, even if technically within the Permitted Use, use the Premises for any purpose which is dangerous to person or property, which creates a nuisance, which would violate the Building Rules, or which would violate any applicable Legal Requirement or Insurance Requirement. Tenant shall comply with, and shall cause any Tenant Related Parties to comply with, all Building Rules and all Legal Requirements and Insurance Requirements relating to the use, condition, or occupancy of the Premises. "Insurance Requirements" shall mean all terms of any insurance policy obtained by Landlord or Tenant covering or applicable to the Premises or the Project; all requirements for the issuing of each such insurance policy; and all orders, rules, regulations, and other requirements of the National Board of Fire Underwriters (or any other bodies exercising any similar functions) which are applicable to or affect the Premises, the Building, or the Project or any use or condition of the Premises, the Building, or the Project. "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, and requirements of all governmental authorities, foreseen or unforeseen, which now or at any time hereafter may be applicable to the Premises, the Building, or the Project, including (a) the Americans with Disabilities Act, (b) all federal, state, and local laws, regulations, and ordinances pertaining to air and water quality, hazardous materials, waste disposal, and other environmental matters; and (c) all laws, codes, and regulations pertaining to zoning, land use, health, or safety. "Tenant Related Parties" shall mean Tenant's officers, partners, employees, agents, contractors, licensees, concessionaires, subtenants, customers, and invitees. In addition, the number of persons in the Premises shall not exceed a ratio of three (3) persons per one thousand (1,000) Rentable Square Feet within Premises ("Density Limit"). Notwithstanding the foregoing to the contrary, Tenant shall not be responsible for (a) making any alterations to the Premises, except to the extent such alterations are required due to Tenant's particular use of the Premises or alterations to the Premises made by Tenant, or
(b) any remediation of hazardous materials which exist in the Premises prior to the execution date of this Lease. Notwithstanding anything in this Lease to the contrary, Landlord shall have the right to inspect the Density Limit within the Premises upon forty-eight (48) hour prior written notice to Tenant. Tenant shall have the right to accompany Landlord during any such inspection. In the event Tenant fails to comply with the Density Limit two (2) times within a twelve (12) month period within the Lease Term, such second (2nd) failure may, at Landlord's sole election, constitute an event of default under this Lease; and Landlord shall then have the right to exercise any of the remedies set forth in Section
8.2 of this Lease as a result of that default.

          Section 2.4.   Atrium Space.  Intentionally deleted.
                         ------------

          Section 2.5.   Peaceful Enjoyment. Tenant may peacefully occupy the
                         ------------------
Premises for the Permitted Use during the Lease Term subject to the terms and provisions of this Lease and provided that Tenant pays the Rent and performs all of Tenant's covenants and agreements contained in this Lease.

                                   ARTICLE 3

                                     RENT

          Section 3.1.   Rental Payments. Tenant shall pay Rent to Landlord for
                         ---------------
each month during the Lease Term as provided in this Lease. Rent shall be due and payable in advance on the first (1st) day of each month during the Lease Term. If the Commencement Date is a date other than the first (1st) day of a calendar month, the Rent for the portion of the calendar month in which the Commencement Date occurs shall be due and payable on the Commencement Date; and the Rent for such partial month shall be prorated based upon the number of days from the Commencement Date to the end of that calendar month. Rent for any partial month at the end of the Lease Term shall be prorated based upon the number of days from the beginning of that month to the end of the Lease Term. Rent shall be payable at the address for Landlord designated in the first (1st) paragraph of this Lease (or at such other address as may be designated by Landlord from time to time). Tenant shall pay all Rent under this Lease at the times and in the manner provided in this Lease, without abatement, notice, demand, counterclaim, or set-off except as otherwise provided for in this Lease.. Any charges or other sums payable by Tenant to Landlord under the terms of this Lease shall be considered as additional Rent. No payment by Tenant or receipt by Landlord of a lesser amount than the total amount of Rent then due shall be deemed to be other than on account of the earliest past due installment of Rent required to be paid under this Lease. No endorsement or statement on any check or in any letter accompanying any check or payment of Rent shall ever be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent then due or to pursue any other remedy available under this Lease, at law, or in equity.

          Section 3.2.   Interest/Late Charge. In the event that Tenant fails to
                         --------------------
pay any monthly Rent installment within five (5) days after the date on which any such Rent installment becomes due and payable, then Tenant shall also be obligated to pay interest on such past due amounts at a rate equal to the lesser of eighteen percent (18%) per annum or the highest rate of interest permitted by applicable law. Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid interest and late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in the inverse order of their maturity. Tenant's failure to pay any installment of Rent when due may cause Landlord to incur anticipated costs (including processing and accounting costs), and the exact amount of these costs is extremely difficult to ascertain. Therefore, the late charges permitted under this Section 3.2 shall be liquidated damages for those costs and shall be in addition to and shall be cumulative of any other rights and remedies which Landlord may have under this Lease with regard to the failure of Tenant to make any payment of Rent or any other sum due under this Lease.

          Section 3.3.   Consecutive Late Payments. If Tenant fails in two (2)
                         -------------------------
consecutive months to make Rent payments within five (5) days after the date when due, Landlord may require that future Rent payments be paid quarterly in advance instead of monthly and/or that all future Rent payments be made on or before the due date by cash, cashier's check, or money order (in which event, the delivery of Tenant's personal or corporate check will no longer constitute a payment of Rent under this Lease). The election by Landlord to exercise either or both of the foregoing remedies shall be made by written notice to Tenant and shall be in addition to any interest and late charges accruing under Section 3.2, as well as any other rights and remedies accruing as a result of such default. Any acceptance of a monthly Rent payment in the form of a personal or corporate check by Landlord thereafter shall not be construed as a subsequent waiver of these rights.

          Section 3.4.   Security Deposit. The parties have agreed that [*]
                         ----------------
Security Deposit will be required of Tenant at the outset of this Lease. However, if Tenant is late in paying monthly rentals in two (2) consecutive months, or if Tenant is late paying monthly rentals three (3) or more times in a twelve (12) month period, then Landlord reserves the right at such time to demand (in writing) that a Security Deposit in the amount of [*] the average monthly rental payments be deposited with Landlord and retained for the remainder of the Lease Term. Tenant hereby grants to Landlord a security interest in the Security Deposit. Landlord shall have, and Landlord expressly retains and reserves, all rights of setoff, recoupment, and similar remedies available to Landlord under applicable laws or in equity. Landlord may commingle the Security Deposit with its other funds and shall receive and hold the Security Deposit without liability for interest. Upon default by Tenant, Landlord may from time to time, and without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of Rent or other sums then due from Tenant to Landlord or to pay the cost of any damage, injury, expense, or liability caused by any default by Tenant under this Lease. After any such application of any portion of the Security Deposit, Tenant shall pay to Landlord, immediately upon demand, the amount so applied so as to restore the Security Deposit to its original amount; and such amount shall then be deemed to be part of the Security Deposit. Tenant's failure to restore the Security Deposit may, at Landlord's sole option, constitute a default under this Lease. If Tenant is not in default under this Lease and after application of the Security Deposit to the repair of any damage or injury to the Project caused by Tenant or by any Tenant Related Party, any remaining balance of the Security Deposit held by Landlord shall be returned by Landlord to Tenant within a reasonable period of time after the expiration or termination of this Lease. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages resulting from a default by Tenant.

          Section 3.5.   Tenant's Proportionate Share of Taxes, Insurance Costs
                         ------------------------------------------------------
and Utility Costs. In addition to the payment of the Base Rent, Tenant shall pay
-----------------
to Landlord Tenant's Proportionate Share of Utility Costs, Insurance Costs, and Taxes in accordance with the following provisions:

                    (a) Tenant shall pay to Landlord, either in the form of a lump sum payment due and payable within twenty (20) days of receipt of invoice by Landlord or on a monthly basis contemporaneously with the payment of Rent, as Landlord may elect, (i) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Utility Costs for each calendar year or portion thereof during the Lease Term, (ii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Insurance Costs for each calendar year or portion thereof during the Lease Term, and (iii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of the amount, if any, by which Taxes for each calendar year or portion thereof during the Lease Term exceeds Taxes for the Base Year.

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (b) If at any time Landlord shall have reasonable grounds to believe that actual Utility Costs, Insurance Costs, or Taxes will vary from such estimates, then Landlord reserves the right to revise such estimates accordingly. Upon any such revision, Landlord may, at Landlord's election, either (i) require Tenant to make a lump sum payment to Landlord reflecting such revised estimate or (ii) require Tenant to make the monthly payments due and payable to Landlord by Tenant under this Section be revised to an amount which will amortize such revised estimate over the remainder of the calendar year in which any such revision is made by Landlord.

          (c) Within sixty (60) days after the end of any calendar year during which such payments were made by Tenant, a lump sum payment (or credit against the next succeeding installments of Base Rent, if any, in case of amounts owed by Landlord to Tenant) shall be made by Tenant to Landlord or by Landlord to Tenant, as the case may be, so that Tenant shall have paid to Landlord only Tenant's Proportionate Share of (i) Utility Costs for the previous calendar year, (ii) Insurance Costs for the previous calendar year, and (iii) the amount, if any, by which Taxes for the previous calendar year exceed Taxes for the Base Year, which obligation to make such reconciliation payment to Landlord or Tenant shall survive the termination of the Lease.

          (d) Tenant is aware that the provisions of (S) 41.413 the Texas Property Tax Code (that statute or any successor thereto, being the "Protest Provision") provides tenants with the right to protest ad valorem real estate taxes under certain circumstances. Because Tenant recognizes that (a) due to the size of the Project and the number of tenants who are or will be occupying space in the Project during the Lease Term, Tenant's share of any Taxes will be relatively small and (b) the confusion which could result if several tenants file a real estate tax protest with respect to the Project, Tenant waives its rights under the Protest Provision to the fullest extent allowed by law. In the event that Tenant's rights under the Protest Provision cannot be waived, Tenant will not protest any valuation of the Project unless Tenant notifies Landlord of Tenant's intent to do so and Landlord then fails to protest that valuation within thirty (30) days after Landlord receives Tenant's written notice. If Tenant files a protest under the Protest Provision without giving the required notice to Landlord, such filing shall, at Landlord's sole election, constitute a default under this Lease; and no cure period shall be applicable to such default. In addition, if Tenant exercises the right to protest under this Protest Provision, Tenant shall pay all costs of such protest and, if the Taxes are increased following that tax protest, Tenant shall pay such excess Taxes until the determination of the appraised value of the Project is changed by the appraisal review board, regardless of whether the increased Taxes are incurred during the Lease Term or thereafter.

                                   ARTICLE 4

                        BUILDING SERVICES AND UTILITIES

     Section 4.1.   Services to be Furnished by Landlord to Tenant. Landlord
                    ----------------------------------------------
shall furnish Tenant (subject to the terms and conditions of this Article 4) with the following services ("Building Standard Services") during the Lease
Term:

               (a) Central Heating and air conditioning in season to the enclosed public areas of the Building;

               (b) Non-exclusive passenger escalator and/or elevator services and non-exclusive freight elevator service;

               (c) Maintenance and repair of the roof, exterior walls, and public areas of the Building and electric lighting for all public areas of the Building;

               (d) Janitorial service for the corridors and other public areas of the Building; and;

               (e) Common use rest rooms and drinking fountains at locations provided for general use of the tenants in the Building and their guests and invitees.

The Building Standard Services shall be provided (i) during the hours and days which Landlord establishes from time to time as the normal business hours of the Building; (ii) at such locations, in such manner, and to the extent deemed by Landlord to be reasonably adequate for the use and occupancy of the Building, and with due regard for the prudent control of energy; (iii) subject to temporary cessation for ordinary repair, maintenance, and cleaning and during times when life safety systems override normal Building operating systems; and
(iv) subject to the other limitations described in this Article 4.

Landlord recognizes that Tenant has the right to operate in the Premises twenty-four (24) hours a day, seven (7) days a week.

     Section 4.2.   Utilities. Landlord has caused the necessary mains,
                    ---------
conduits, and other facilities necessary to supply normal water, electricity, telephone service, and sewage service to the Building. Landlord shall maintain those facilities within the Building but shall have no responsibility with respect to any of those facilities located outside the boundaries of the Project. To the extent the Building Standard Services require electricity, water, or other specified utilities supplied by public utilities, Landlord's obligations under this Lease shall only require Landlord to use reasonable efforts to cause the applicable public utilities to furnish those utilities; and Landlord shall not be responsible for, and shall have no liability with respect to, the quality, quantity, or condition of any services provided by such public utilities.

     Section 4.3.   Electrical Services. The facilities furnishing electrical
                    -------------------
service to the Building have the capacity for furnishing electricity in the amount of seven (7) watts per Usable Square Foot within the Premises ("Building Standard Capacity") and Tenant's Proportionate Share of Utility costs will be calculated on the basis that Tenant's electrical usage in the Premises is equal to the Building Standard Capacity. Landlord shall allow electrical services to the Premises to be provided from a mutually agreed upon transformer pad which is to be installed by Tenant as a part of the Initial Improvements. Such transformer pad and installed transformers shall serve the Premises with a dedicated access of not less than 56 watts per the Usable Square Feet within the Premises ("Approved Electrical Capacity"); and Tenant's lighting and receptacle/equipment loads in the Premises shall not have an electrical design load greater than the Approved Electrical Capacity. In the event Tenant's actual electrical usage within the Premises exceeds the Approved Electrical Capacity, such excess electrical usage may affect the capability of such electrical systems to furnish electricity to other tenants of the Building at the Building Standard Capacity. For this reason, Landlord shall have the right to determine the amount of any electrical usage by Tenant from time to time and, if such electrical usage by Tenant exceeds the Building Standard Capacity, may either separately meter Tenant's electrical usage within the Premises or require Tenant to reduce its electrical usage to the Building Standard Capacity. The cost of purchasing, installing, maintaining, and reading a separate meter shall be at Tenant's expense, and Tenant shall pay to Landlord, on demand, the cost of the consumption of electrical services within the Premises in excess of the Building Standard Capacity at rates determined by Landlord in accordance with applicable laws. In addition, Tenant shall pay for all costs of any wiring, risers, raceways, transformers, electrical panels, and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's design loads and capacities that exceed the Standard Building Capacity, including, without limitation, all installation and maintenance costs relative to that equipment. Notwithstanding the foregoing, Landlord may refuse to install, and may withhold consent for Tenant's installation of, any wiring, transformers, electrical panels, or other equipment required to accommodate Tenant's excess electrical usage if, in Landlord's sole judgment, the same are not necessary or would cause damage or injury to the Project or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the Project, or would interfere with or create or constitute a disturbance to other tenants or occupants of the Project. In no event shall Landlord incur any liability for Landlord's refusal to install, or the withholding of consent for Tenant's installation of, any such facilities or equipment; and Landlord shall have no obligation to install any electrical facility or equipment to accommodate Tenant's electrical usage in excess of the Approved Electrical Capacity.

     Section 4.4.   Adverse HVAC Effect.  Intentionally deleted."
                    -------------------

     Section 4.5.   Interruption of Utilities or Services. In the event that any
                    -------------------------------------
utility services to the Building or the Premises are interrupted, malfunction, or are subject to partial curtailment; any equipment, machinery, or facility within the Building furnished by Landlord breaks down or, for any cause, ceases to function; or an interruption or malfunction occurs with respect to any Building Standard Service, Landlord shall use reasonable efforts to repair (if related to facilities or equipment within the Project) or obtain the restoration of such services as soon as reasonably practicable. No such occurrence, nor Landlord's compliance with any Legal Requirement or with any voluntary governmental or business guidelines related to the conservation of energy, shall ever (a) cause Landlord to be liable or responsible to Tenant for any loss or damage which Tenant may sustain or incur as a result of any such occurrence, (b) be construed as an eviction of Tenant or as a disturbance of Tenant's use or possession of the Premises, (c) constitute a breach by Landlord of any of Landlord's obligations under this Lease, (d) work an abatement or reduction of Rent, (e) entitle Tenant to any right of setoff or recoupment, or (f) relieve Tenant of any of Tenant's obligations under this Lease. Landlord shall, as soon as reasonably practicable, notify Tenant of any interruption anticipated by Landlord in any utility services to the Building or the Premises.

     Section 4.6.   Telecommunications. In the event that Tenant desires to
                    ------------------
utilize the services of a telephone or telecommunications provider who is not then servicing the Project, such provider shall not be permitted to install its lines or other equipment within the Project without first obtaining the prior approval of Landlord (including Landlord's approval of any plans or specifications for the installation of lines and/or other telecommunications equipment within the Project). Neither Landlord's approval of any provider nor Landlord's approval of any plans and specifications relative to the installation of any telecommunications equipment will ever constitute an indication, representation, or certification by Landlord as to the suitability, competence, or financial strength of that provider or as to the suitability of any telecommunications equipment provided. The failure of any provider to satisfy the standards and conditions set forth in Landlord's "Telecommunications Provider Requirements" shall constitute reasonable grounds for Landlord's refusal to approve that provider. Landlord reserves the right to (a) impose restrictions on any telecommunications provider that are reasonably necessary to protect the safety, security, appearance, and condition of the Building, and the safety and convenience of Landlord, tenants of the Building, and other persons;
(b) impose a reasonable limitation on the time during which any telecommunication provider may have access to the Building to install any of its telecommunications facilities; (c) impose reasonable limitations on the number of telecommunications providers that have access to the Building; (d) require that each telecommunications provider agree to indemnify Landlord for damage caused in connection with the installation, operation, maintenance, repair, or removal of any of its telecommunications facilities; (e) require Tenant or the telecommunications providers selected by Tenant to bear the entire cost of installing, operating, or removing all of its telecommunications facilities (including wiring and cabling); and (f) require any telecommunications provider to pay reasonable compensation to Landlord relevant to its installation. Landlord shall have no obligation to repair, maintain or replace any telecommunications facilities or equipment provided by a telephone or telecommunications provider selected by Tenant, notwithstanding any provision of this Lease to the contrary.

                                   ARTICLE 5

                    ALTERATIONS, REPAIRS AND TRADE FIXTURES

          Section 5.1.   Alterations, Improvements and Additions.
                         ---------------------------------------

                    (a) Tenant shall, at Tenant's expense, furnish, equip, and improve the Premises, to the extent necessary or appropriate for the proper operation of the Premises for the Permitted Use. Tenant's obligations to provide leasehold improvements within the Premises shall include partitions, lighting fixtures, floor and wall coverings, and other interior decoration and shall be of a design and quality consistent with the standards generally observed by Landlord and other tenants of the Building.


                    (b) All work to be done to improve, equip, or alter the Premises and any work in any other areas of the Project for which Tenant is responsible shall be subject to the following conditions:


                         (i)       all such work shall be done at Tenant's sole
cost, risk, and expense and in accordance with all Legal Requirements, Insurance Requirements, Building Rules, and construction guidelines and standards of Landlord;

                         (ii)      all such work shall be performed in a good
and workmanlike manner with labor and materials of such quality as Landlord may reasonably approve;


                         (iii)     no such work shall be commenced until
approved in writing by Landlord. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent with respect to any alteration of the Premises which (A) does not involve work above the ceiling of the Premises, or
(B) does not affect, in any way, the mechanical, electrical, plumbing and/or structural components of the Building and Landlord's consent shall not be required for work occurring entirely within the Premises which is necessary with respect to electrical, mechanical, or security services provided by Tenant to its Customers and provided that the requirements of clauses (A) and (B) in this sentence are satisfied;

                         (iv)      all such work shall be performed in strict
accordance with the plans and/or specifications previously approved by Landlord;


                         (v)       all such work shall be prosecuted diligently
and continuously to completion;

                         (vi)      all such work shall be performed in a manner
so as to minimize interference with the normal business operations of other tenants in the Building; the performance of Landlord's obligations under this Lease, any other lease for space in the Building, or any Financing Lien or Ground Lease covering or affecting all or any part of the Project; and any work being done in any other portion of the Project;

                         (vii)     Landlord may impose such conditions with
respect to such work as Landlord deems reasonably appropriate, including, without limitation, (A) requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work and (B) requiring Tenant or Tenant's contractor to maintain insurance against liabilities which may arise out of such work;

                         (viii)    such work shall be performed by contractors
approved in writing by Landlord and, if requested by Landlord, any such contractor and all work to be performed by such contractor shall be fully bonded (with Landlord named as co-obligee) with companies and in amounts acceptable to Landlord in its reasonable discretion; and

                         (ix)      upon completion of any such work and upon
Landlord's request, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits, and full and final waivers of all liens for labor, services, or material.

                    (c) No alterations, improvements, or additions made to the Premises by or on behalf of either Landlord or Tenant may be removed by Tenant without Landlord's prior written consent. All such alterations, improvements, or additions shall become the property of Landlord upon the termination or expiration of this Lease. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such alteration, improvement, or addition to the Premises. However, Tenant's Trade Fixtures shall remain the property of Tenant as provided in Section 5.3 below.

                    (d) Tenant shall not allow any liens to be filed against the Premises or the Project in connection with the installation of any alterations, improvements, or additions to the Premises. If any such liens shall be filed, Tenant shall cause the same to be released immediately by payment, bonding, or other method acceptable to Landlord. If Tenant shall fail to cancel or remove any lien, then Landlord, at its sole option, may obtain the release of that lien; and Tenant shall pay to Landlord, on demand, the amount incurred by Landlord for the release of each lien, plus an additional charge (as determined by Landlord) to cover Landlord's administrative overhead and expenses.

                    (e) Tenant hereby indemnifies and holds Landlord harmless from all losses, costs, damages, claims, expenses (including attorneys' fees and costs of suit), liabilities, or causes of action arising out of or relating to any alterations, additions, or improvements that Tenant makes or causes to be made to the Premises or to any repairs made to any portion of the Project, including any occasioned by the filing of any mechanic's, materialman's, construction, or other liens or claims (and all costs or expenses associated with any such lien or claim) asserted, filed, or arising out of such work. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent of or request by Landlord, express or implied, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for the improvement, alteration, or repair of the Premises or the Project or as giving Tenant any right or authority to contract for or permit the rendering of any labor or the furnishing of any materials that would give rise to a lien against the Premises or the Project.

                    (f) Tenant shall have the sole responsibility for compliance with all applicable Legal Requirements and Insurance Requirements relative to any such alterations, improvements, or additions. Landlord's approval of any plans or specifications shall never constitute an indication, representation, or certification that such alterations, improvements, or additions will be in compliance with any applicable Legal Requirement or Insurance Requirement or as to the adequacy or sufficiency of the alterations, improvements, or additions to which such consent relates. In instances in which several sets of requirements must be met, the strictest applicable requirements shall control.

                    (g) Tenant shall not permit any weight exceeding two hundred fifty (250) pounds per square foot of floor area upon the floor of the Premises.

          Section 5.2.   Maintenance and Repairs. Tenant shall take good care of
                         -----------------------
and maintain the Premises (including all plate glass, Trade Fixtures, and improvements, additions, or alterations situated in the Premises) in a first class, clean, and safe condition other than damage caused by the negligence of Landlord. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or the Project. Tenant shall repair or replace any damage to any part of the Project, caused by Tenant or by a Tenant Related Party. However, Landlord may, at its option, make such repairs, improvements, or replacements; and Tenant shall repay Landlord on demand the actual costs incurred by Landlord to make such repairs, improvements, or replacements plus an additional charge (as determined by Landlord) to cover administrative overhead. Landlord shall arrange for the repair and maintenance of the foundation, exterior walls, and roof of the Building; the public areas within the Building; the heating, air conditioning, and ventilation system within the Building; and the facilities providing utility services (other than facilities installed by a telephone or telecommunications provider selected by Tenant) which are located within the Project (collectively, "Landlord's Repair Obligations"). Landlord, however, shall not be required to make any repairs arising as a result of, in whole or in part the act or negligence of Tenant or any Tenant Related Party; and the cost of those repairs shall be the obligation of Tenant. In the event that the Premises become in need of repairs which are within Landlord's Repair Obligations, Tenant shall give immediate notice to Landlord of the nature of such repair needs; and Landlord shall not be responsible in any way for failure to make any repairs until a reasonable time shall have elapsed after receipt by Landlord of such written notice.

          Section 5.3.   Trade Fixtures. All Trade Fixtures shall be and remain
                         --------------
the property of Tenant and may be removed by Tenant prior to or upon the expiration or termination of this Lease. Tenant shall repair any damage caused by such removal and restore the Premises to the condition existing prior to the installation of those Trade Fixtures. Any Trade Fixtures which are not removed from the Premises upon the expiration or termination of this Lease shall be deemed to have been abandoned by Tenant and shall, at Landlord's option, become the property of Landlord. In that event, Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item.

          Section 5.4.   Surrender of Premises. Upon the expiration or
                         ---------------------
termination of this Lease, Tenant shall surrender the Premises to Landlord, broom-clean and in a good state of repair and condition, excepting only ordinary wear and tear. Upon request of Landlord, Tenant shall (a) demolish or remove all or any portion of any Trade Fixtures and other property and all alterations, improvements, or additions to the Premises made by or on behalf of Tenant and
(b) restore the Premises to the condition existing prior to the installation of those Trade Fixtures or other property or the making of any such alterations, improvements, or additions. Upon the expiration or termination of this Lease, Tenant will deliver all keys to the Premises to Landlord and inform Landlord of all combinations on locks, safes, and vaults, if any, which remain in the Premises.

                                   ARTICLE 6

                          RIGHTS RESERVED BY LANDLORD

          Section 6.1.   Landlord's Access. Landlord (and its agents,
                         -----------------
representatives, and contractors) shall have the right to enter upon the Premises with forty-eight (48) hours prior written to Tenant (and, in the case of an emergency, at any time) to (a) inspect the Premises; (b) make repairs, alterations, or additions; and (c) within six (6) months prior to the expiration of the Lease Term, show the Premises to prospective tenants, subtenants, mortgagees, and purchasers as Landlord may deem necessary or desirable. Except in case of emergency, Tenant shall have the right to have a representative present during any such entry into the Premises by Landlord Tenant shall not be entitled to any abatement or reduction of any Rent by reason of any such entry by Landlord, and no such entry shall ever be construed to be an eviction of Tenant, a default by Landlord, or a breach of the covenant of quiet enjoyment. In exercising its rights under this Section 6.1, Landlord shall use reasonable efforts to avoid (to the extent reasonable and practicable under the circumstances) material interference with Tenant's Permitted Use of the Premises.

          Section 6.2.   Assignment, Subletting, or Other Transfers by Tenant.
                         ----------------------------------------------------
Landlord reserves the right to approve any transfers of any interest of Tenant under this Lease. Tenant shall not, without having obtained Landlord's prior written consent, (a) assign, convey, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease, the Premises, or any interest of Tenant under this Lease, (b) mortgage, pledge, or otherwise encumber any interest of Tenant under this Lease, (c) grant any concession or license within the Premises, (d) grant or transfer any management privileges or rights with respect to the Premises, (e) allow any lien, security interest, or other encumbrance to be placed upon any interest of Tenant under this Lease, (f) sublet all or any part of the Premises, or (g) permit any other party to occupy or use all or any part of the Premises. Any attempted transfer by Tenant without Landlord's prior written consent shall be of no force or effect and may, at Landlord's option, be a default by Tenant under this Lease. If Tenant is other than a natural person and if Tenant's voting securities are not traded on a national securities exchange, any conveyance, assignment, or transfer of more than a fifty-five percent (55%) interest in Tenant in a single transaction or in a series of transactions shall be deemed an assignment prohibited by this Lease. In the event of a transfer of any interest of Tenant under this Lease (whether with or without Landlord's consent), (h) each transferee shall fully observe all covenants and obligations of Tenant under this Lease; (i) no transferee shall use the Premises for any use except the Permitted Use; (j) such transfer shall be subject to all of the terms, covenants, and conditions of this Lease; (k) any transferee must assume in writing all of the applicable obligations of the Tenant under this Lease; and (l) any expansion, renewal, or like options granted to Tenant under this Lease shall automatically terminate as of the date of such transfer. No such transfer shall ever be construed to constitute a waiver of any of Tenant's covenants contained in this Lease, a release of Tenant from any obligation or liability of Tenant under this Lease, or a waiver of any of Landlord's rights under this Lease. The consent by Landlord to a particular transfer shall not constitute Landlord's consent to any other or subsequent transfer. No transferee of Tenant shall have any right to further sublease or assign, or otherwise transfer, encumber, pledge, or mortgage its interest under this Lease. Neither the voluntary or other surrender of this Lease by Tenant nor a mutual cancellation of this Lease shall ever constitute a merger of estates. Instead, any such early termination of this Lease shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of Tenant's interest in any or all such subleases or subtenancies.

          Notwithstanding any provision of this Lease to the contrary, Tenant shall have the right, without obtaining the prior written consent of Landlord, to assign this Lease or sublet the Premises to (a any parent corporation of Tenant, (b) any subsidiary corporation of Tenant or of Tenant's parent corporation, (c) any entity in which Tenant, any parent corporation of Tenant or any subsidiary corporation of Tenant or of Tenant's parent corporation holds a majority of the outstanding shares or ownership interests, or (d) any corporation resulting from the merger, consolidation or reorganization of Tenant or Tenant's parent corporation with another corporation (collectively, "Affiliates"), but only if such Affiliate is "Credit Worthy" as of the date of such assignment or subleasing. As used herein, "Credit Worthy" shall mean that such Affiliate's has a net worth equal to not less than $5,000,000.00. Landlord agrees to release Tenant from all obligations under this Lease in the event the obligations of Tenant under this Lease are assumed under the provisions of the preceding sentence by a corporation whose Landlord acknowledges that Tenant's business to be conducted on the Premises requires the installation on the Premise of certain communications equipment by certain licensees and customers of Tenant (collectively, "Customers") in order for such Customers to interconnect with Tenant's terminal facilities or to permit Tenant to manage or operate such Customers' equipment, or otherwise as may be required pursuant to applicable statures and regulations. Notwithstanding anything to the contrary in this Lease, Landlord hereby consents in advance to any sublease, license agreement, co-location agreement or similar agreement (collectively, "Customer License") between Tenant and such a Customer for the limited purpose of permitting such arrangements as described above. Any and all of the transactions permitted under this Section 6.2 shall not constitute an assignment, subletting or other transaction requiring the consent of Landlord under the provisions of this Section 6.2 and shall not be subject to any of the other provisions of this
Section 6.2.

          Notwithstanding the provisions of this Section 6.2, Landlord shall not unreasonably withhold its consent in connection with an assignment of this Lease or a subletting of all or any portion of the Premises to a qualified third party if (i) rent is to be at not less than the then market rate for comparable space within the Building, (ii) Landlord receives evidence satisfactory to Landlord that such proposed third-party is "Creditworthy" (as defined above), (iii) Landlord receives evidence satisfactory to Landlord that the proposed subtenant or assignee will immediately occupy and thereafter use the Premises, or applicable portion thereof, in accordance with the Permitted Use for the remainder of the Lease Term, or for the entire term of any sublease, if such expires prior to the expiration of the Lease Term, and (iv) the occupancy of the Premises, or applicable portion thereof, by the proposed third-party would not increase fire hazards, require substantial alterations to the Premises, or applicable portions thereof, reduce the rental value of rentable space within the Building, or adversely affect the reputation and image of the Building. In no event shall Landlord be deemed to have unreasonably withheld consent to an assignment or sublease to a third party who is owned or controlled by a foreign government, involved in lobbying activities, or reputed to be involved in illegal or illicit activities. Under no circumstances shall Tenant have the right, without first obtaining Landlord's prior consent, to advertise or to engage in any other promotional activities regarding an assignment or subletting of all or any portion of the Premises.

          Landlord and Tenant shall divide equally the excess rentals from any approved assignee or sublessee (such excess to be the amount which equals the difference between the rentals or other consideration actually paid by such assignee or sublessee to Landlord less the [i] rentals required to be paid by Tenant hereunder, [ii] the brokerage commissions paid by Tenant in connection with such assignment or sublease, and [iii] attorneys' fees paid by Tenant in connection with such sublease or assignment).

          Section 6.3.   Assignment by Landlord. Landlord shall have the right
                         ----------------------
at any time to transfer and assign, in whole and by operation of law or otherwise, Landlord's rights, benefits, privileges, duties, and obligations under this Lease, in the Building, or in any portion of the Project. Landlord shall be released from any further obligation under this Lease, and Tenant agrees to look solely to Landlord's successor in interest for the performance of, all obligations of Landlord accruing subsequent to the date of such transfer. All covenants of Landlord under this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest under this Lease.

          Section 6.4.  Alterations and Additions by Landlord. Landlord reserves
                        -------------------------------------
the right to make alterations or additions to the Project at any time and from time to time. Landlord further reserves the right to construct (or permit others to construct) other buildings or improvements within the Project at any time and from time to time. Such rights set forth in the two preceding sentences include the right to construct additional stories to any building within the Project, the right to build adjoining buildings, the right to construct multi-level, elevated, underground, and other parking facilities within the Project, and the right to erect or build temporary scaffolds or other aids to such construction. Neither the diminution nor the shutting off of any light, air, or view nor any other effect on the Premises as a result of Landlord's exercise of the rights reserved in this Section 6.4 shall affect this Lease, abate or reduce Rent, or otherwise impose any liability on Landlord provided Landlord's exercise of such rights does not materially interfere with Tenant's Permitted Use of or access to the Premises.

          Section 6.5. Subordination to Mortgages and Leases. This Lease shall
                       -------------------------------------
be subject and subordinate at all times to (a) all ground or underlying leases now existing or which may be subsequently executed affecting the Project ("Ground Lease"), (b) the lien or liens of all mortgages and deeds of trust now existing or subsequently placed on the Project or Landlord's interest or estate in the Project ("Financing Lien"), and (c) all renewals, modifications, consolidations, replacements, and extensions of any Ground Lease or Financing Lien. The provisions of this Section shall be self-operative without the necessity of the execution of any other document by any party. However, Tenant shall execute and deliver any instruments, releases, or other documents requested by Landlord for the purpose of confirming the provisions of this Section or further subjecting and subordinating this Lease to any Ground Lease or Financing Lien. In the event of the enforcement by the lessor under any Ground Lease or by the holder of any Financing Lien of the remedies provided for by law or by such Ground Lease or Financing Lien, or in the event of the transfer of the Building or Landlord's interest or estate in any part of the Building by deed in lieu of foreclosure, Tenant, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement or deed in lieu of foreclosure, automatically will become the tenant of such successor in interest without change in the terms or provisions of this Lease. However, such successor in interest shall not be bound by any payment of Rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease which have been actually delivered to such successor; liable for the return of any security deposit or other deposit unless such security deposit or other deposit has actually been delivered to such successor; or bound by any amendment or modification of this Lease made after the applicable Ground Lease or Financing Lien is placed against the Project without the written consent of any trustee, mortgagee, beneficiary, or lessor. Contemporaneously with Tenant's execution of this Lease, Tenant shall execute and deliver an instrument ("SNDA"), in the form attached hereto as Exhibit "F", confirming the attornment and other agreements contemplated by this Section. Notwithstanding anything to the contrary set forth in this Lease, the lessor under any Ground Lease or the holder of any Financing Lien may elect at any time to cause their interest in the Project to be subordinate to Tenant's interest under this Lease by filing an instrument in the real property records of Dallas County, Texas, affecting such election; and Tenant shall execute and deliver to Landlord immediately any such instruments or documents requested by the lessor under such Ground Lease or the holder of such Financing Lien for the purpose of confirming that such Ground Lease or Financing Lien is subordinated to Tenant's interest under this Lease. Provided that Tenant executes and delivers the SNDA to Landlord, Landlord shall, upon execution of this Lease by Landlord, execute the SNDA and deliver the SNDA to the current holder of the Financing Lien on the Project, with the request that such current holder of the Financing Lien execute and return a fully executed copy of the SNDA to Landlord. Within ninety (90) days of Landlord's submission of the partially executed SNDA to the current holder of the Financing Lender, Landlord shall obtain, and deliver to Tenant, a fully executed copy of the SNDA. In addition, Landlord will use its reasonable efforts to obtain a non-disturbance agreement from any future holder of a Financing Lien on the Project, which shall be acceptable to Tenant if in form and content, except for the completion of the applicable blanks therein and the identity of the holder of the Financing Lien, reasonably comparable to the SNDA. Landlord's obligation to use reasonable efforts to obtain a non-disturbance agreement from future holders of a Financing Lien shall not, however, require Landlord to forego future financing or refinancing relative to the Project or a prospective sale of the Project; and Landlord shall have the sole and absolute discretion to determine at what point in the negotiation process to withdraw or waive Landlord's request that such lender execute a non-disturbance agreement.]

          Section 6.6. Certificates. Within ten (10) days after Landlord's
                       ------------
written request, Tenant will execute, acknowledge, and deliver to Landlord (and any other persons specified by Landlord) a certificate certifying as to such facts (to the extent true) as Landlord may reasonably request, including (a) that this Lease is in full force and effect, (b) the date and nature of each modification to this Lease, (c) the date to which Rent and other sums payable under this Lease have been paid, and (d) that Tenant is not aware of any default under this Lease which has not been cured, except such defaults as may be specified in said certificate. Such request may be made by Landlord at any time, and from time to time, during the Lease Term. Any such certificate may be relied upon by Landlord and by such other persons specified by Landlord or to whom such certificate may be delivered. Tenant's failure to deliver any such certificate within the specified time period shall constitute a representation by Tenant that all factual statements made by Landlord relative to those matters are true and correct and may be relied upon by any person. Likewise, within ten (10) days after Tenant's request, Landlord will execute, acknowledge, and deliver to Tenant (and any other person specified by Tenant) a certificate certifying as to
(a) the date to which Rent has been paid and (b) that Landlord is not aware of any default under the Lease that has not been cured, except such defaults as may be specified in said certificate. This request may be made by Tenant at any time, and from time to time, during the Lease Term. Any such certificate may be relied upon by Tenant and by such other persons specified by Tenant or to whom such certificate may be delivered.

          Section 6.7. Building Rules. Landlord reserves the right to rescind
                       --------------
any of the Building Rules and to make any modifications or additions to the Building Rules as shall be necessary or advisable for the safety, protection, care, and cleanliness of the Building and the Project, the operation of the Project, the preservation of good order in the Project, the protection and comfort of the tenants in the Building (and their agents, employees, and invitees), and the reputation of the Project. All amendments, modifications, and additions to the Building Rules shall be binding upon Tenant from the date on which notice of any such Building Rules is delivered to Tenant. While the Building Rules are intended to be of general applicability to all tenants of the Building, Landlord reserves the right to waive the applicability of any one or more of the Building Rules to a particular situation, but such waiver by Landlord shall not be construed as a waiver of such Building Rules with respect to any other comparable situation and shall not prevent Landlord from thereafter enforcing any of such Building Rules against or any or all of the tenants in the Building. If there is any conflict between any subsequently enacted Building Rules and the terms and provisions of this Lease, the terms and provisions of this Lease shall control.

          Section 6.8. Use of the Term "INFOMART". Landlord reserves the right
                       --------------------------
to approve Tenant's usage of the term "INFOMART", and Tenant shall not use the term "INFOMART" in any of its activities (including advertising and marketing activities) without the prior written consent of Landlord. Copies of all proposed written materials and advertising containing references to the term "INFOMART" shall be furnished to Landlord in advance for its review and approval. Any permitted use of the term "INFOMART" by Tenant shall additionally include the phrase "The Technology Community" immediately after such use. Tenant shall not permit any third party to use the term "INFOMART" in any of its activities and shall report to Landlord any unauthorized uses of such term as it comes to its attention. The breach by Tenant of any provision in this Section
6.8 shall constitute an event of default under this Lease and shall entitle Landlord to exercise any right or remedy available to Landlord under this Lease, at law, or in equity. Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, claim, liability, cause of action, or expense whatsoever (including attorney's fees and other costs and expenses of defending any such claim) arising or alleged to arise from any unauthorized use by Tenant, or any Tenant Related Party, of the term "INFOMART".

                                   ARTICLE 7

                           CONDEMNATION AND CASUALTY

          Section 7.1.  Condemnation. In the event of a Total Taking of the
                        ------------
Premises or the Building, then this Lease shall terminate as of the date when physical possession of the Premises or Building, as applicable, is taken by the condemning authority. If a Partial Taking occurs which relates to a material portion of the Building or if Landlord is required to pay any of the proceeds from such Partial Taking to the lessor under a Ground Lease or to the holder of a Financing Lien, then this Lease, at the option of Landlord, exercised by written notice to Tenant within thirty (30) days after the date of such Partial Taking, shall terminate regardless of whether the Premises are affected by such Partial Taking. In this event, Rent shall be apportioned as of the date when physical possession of the applicable portion of the Building is taken by the condemning authority. In the event of a Partial Taking of the Premises which results in the Premises being Untenantable, then Tenant may terminate this Lease as of the date of such Taking by giving Landlord written notice of Tenant's termination election within thirty (30) days after the date of such Taking; and Rent shall be apportioned as of the date of such Taking. If a Taking of the Premises occurs which entitles Tenant to terminate this Lease but Tenant does not do so in the manner and within the time period specified in the immediately preceding sentence, then Tenant shall be deemed to have irrevocably waived its termination right. If Tenant is deemed to have waived its termination right or if a Partial Taking of the Premises occurs which does not result in the Premises becoming Untenantable, then Landlord shall allow Tenant a fair diminution of Rent as to that portion of the Premises subject to such Taking; and this Lease shall otherwise continue in full force and effect. All proceeds (whether in a lump sum or in separate awards) of any Taking shall be paid to Landlord, and Tenant shall not be entitled to (and expressly waives any claim to) any portion of Landlord's award. However, Tenant shall have the right to assert a separate claim for any loss resulting to Tenant from such Taking if, and only if, that claim does not in any way adversely affect the amount of Landlord's. The term "Taking" means a transfer during the Lease Term of all or any part of the Premises, the Building, or the Project, as applicable, as a result of, or in lieu of or in anticipation of, the exercise of the right of condemnation or eminent domain for any public or quasi-public use under any governmental law, ordinance, or regulation. The term "Partial Taking" means a Taking of less than the whole or substantially the whole of the Building and/or the Premises. The term "Total Taking" means a Taking of the whole or substantially the whole of the Building or the Premises or to a Taking which results in the termination of an applicable Ground Lease. "Untenantable" shall mean that Tenant is unable to conduct its business in the Premises in a manner reasonably comparable to that conducted immediately before the applicable occurrence.

          Section 7.2.  Casualty Damage. If the Premises shall be destroyed or
                        ---------------
damaged by fire or any other casualty, Tenant shall immediately give written notice of that occurrence to Landlord. In the event that any portion of the Project is damaged by fire or other casualty and if (a) such damage is such that Landlord cannot reasonably be expected to substantially complete the repairs which are within Landlord's Repair Obligations within two hundred forty (240) days after the date of the casualty; (b) if, and only if, such casualty results in material damage to the Project, Landlord, in Landlord's sole judgment, elects not to repair or rebuild such damaged areas; or (c) less than one (1) year remains in the Lease Term at the time of any damage to the Project, then Landlord, at Landlord's sole option, shall have the right to terminate this Lease, regardless of whether the Premises are affected by such casualty. In such event, all Rent owed up to the date of that casualty shall be paid by Tenant to Landlord; and this Lease shall cease and come to an end as of the date of Landlord's written notice to Tenant regarding such termination. In the event that (x) the Premises is rendered Untenantable by fire or any other casualty which is not caused by the fault or neglect of Tenant or any Tenant Related Parties; (y) such damage is such that Landlord cannot reasonably be expected to substantially complete the repairs within the Premises which are within Landlord's Repair Obligations within two hundred forty (240) days after the date of that casualty, as reasonably estimated by Landlord; and (z) Landlord has not terminated this Lease, then Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within thirty (30) days after receipt of written notice of Landlord's estimate of the time to complete Landlord's Repair Obligations relative to the Premises. If Tenant does not provide Landlord with notice of Tenant's termination election in the manner and within the time period specified in the preceding sentence, then Tenant shall be deemed to have irrevocably waived its right to terminate the Lease as a result of such casualty; and Landlord, in reliance upon Tenant's waiver of its termination right, shall proceed to make the repairs which are within Landlord's Repair Obligations. During any period of reconstruction or repair of the Premises, Tenant shall continue the operation of Tenant's business within the Premises to the extent practicable. During the period from the occurrence of a casualty which was not caused, in whole or in part, by Tenant or any Tenant related party, until the completion of the work within Landlord's Repair Obligations which is necessary to render the Premises tenantable, Rent shall be reduced to the extent that the Premises are unfit for the conduct of Tenant's Permitted Use of the Premises. If, however, the Premises or any portion of the Project is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any Tenant Related Party, the Rent shall not be reduced during the repair of such damage. If neither Landlord nor Tenant elects, or has the right to elect, to terminate this Lease as the result of such casualty, then Landlord shall commence and proceed with reasonable diligence to restore the Premises to the extent of Landlord's Repair Obligations. When the repairs described in the preceding sentence have been completed by Landlord, Tenant shall then complete the restoration of all leasehold improvements in excess of Landlord's Repair Obligations which are necessary to permit Tenant to re-occupy the Premises for the Permitted Use. Tenant's restoration work shall be conducted in accordance with the provisions of Section 5.1 above. In no event shall Landlord have the obligation to expend for the restoration or repair of the Project an amount in excess of the insurance proceeds actually received by Landlord as a result of such casualty; and except for those repairs which are within Landlord's Repair Obligations, all costs and expenses of restoring the Premises shall be borne by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from any casualty or the repair or restoration work made necessary by the occurrence of any casualty.

          Section 7.3.  Insurance.
                        ---------
               (a) Landlord shall not be obligated to insure any of Tenant's goods, Trade Fixtures, leasehold improvements, or any other property placed in or incorporated in the Premises by or on behalf of Tenant. Landlord shall maintain fire and extended coverage insurance on the Building (excluding leasehold improvements and tenants' personal property) in amounts desired by Landlord and at the expense of Landlord. All payments for losses thereunder shall be made solely to Landlord.

               (b) Tenant shall procure and maintain, at its sole cost and expense during and throughout the Lease Term, a policy or policies of (i) commercial general liability insurance in an amount of not less than $5,000,000.00 (which can be complied with by Commercial General Liability Limits or by combination with additional Excess or Umbrella [commercial catastrophe] Liability limits), (ii) fire and extended coverage insurance with respect to Tenant's Trade Fixtures, inventory, and leasehold improvements located in the Premises written on an "All Risk" basis for the full replacement cost, (iii) worker's compensation and employer's liability insurance, and (iv) such other insurance as Landlord may, from time to time, reasonably require with the exception of business interruption insurance which Tenant chooses not to carry coverage. In addition, Tenant shall obtain a fire legal liability endorsement or other coverage satisfactory to Landlord which removes the "owned, rented, or occupied" property exclusion from Tenant's liability policy. All such insurance shall be maintained with companies authorized to transact business in the State of Texas and of good financial standing on forms and in amounts acceptable to Landlord. In addition, each such policy, other than the workers compensation/employers liability policies and policies insuring only Tenant's Trade Fixtures, shall name Landlord and the Landlord Related Parties as "additional insureds" thereunder and shall contain a standard "other insurance" clause, unmodified in any way that would make the coverage provided by the policy excess over or contributory with any additional insured's own insurance coverage.

               (c) All policies of insurance required to be maintained by Tenant shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or non-renewal of any such policy. A duly executed certificate of insurance with respect to each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a duly executed certificate of insurance with respect to each subsequent policy shall be deposited with Landlord at least fifteen (15) days prior to the expiration of the policy then in effect.

               (d) Tenant shall not do or permit anything to be done in or about the Premises, nor bring nor keep nor permit anything to be brought to or kept in the Premises, which will in any way increase the existing rate of or affect any fire insurance or other insurance which Landlord carries on the Project or any of its contents, cause a cancellation or invalidation of any such insurance or otherwise violate any Insurance Requirement. If the annual premiums to be paid by Landlord with respect to any insurance obtained by Landlord covering the Project or any of its contents shall be increased because either the nature of Tenant's operations or the nature of Tenant's Trade Fixtures, inventory, or leasehold improvements in the Premises may result in a hazardous exposure, Tenant shall pay such increase upon demand by Landlord.

               (e) All fire and extended coverage insurance policies carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the applicable insurance carrier unless either (i) such waiver is then prohibited by applicable Texas law or (ii) such waiver would invalidate, nullify, or provide a defense to coverage under any such insurance policy. As long as the waivers contemplated by this Subsection are in effect, Landlord and Tenant each hereby waives any and all rights of recovery, claims, actions, or causes of action against the other (and their respective employees, agents, officers, or partners) for any loss or damage which may occur to the Premises or the Project which is covered by valid and collectible insurance policies and to the extent that such loss is actually recovered under any such insurance policy. The failure of Tenant to take out or maintain any insurance policy required under this Section 7.3 shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant which would have been covered by any such required policy. The waivers set forth in this Subsection shall be in addition to, but shall not be in substitution for, any other waivers, indemnities, or limitation of liabilities set forth in this Lease.

          Section 7.4.  Indemnity. Tenant shall not be liable to Landlord or to
                        ---------
the Landlord Related Parties for any injury to person or damage to property caused by the gross negligence or willful misconduct of Landlord or the Landlord Related Parties. Subject to the provisions of Section 9.14 below, Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from any liability, loss, cost, claim, or expense (including attorneys' fees and expenses, court costs, and costs of investigation) arising out of, or alleged to have arisen out of, the gross negligence or willful misconduct of Landlord or the Landlord Related Parties. Landlord and the other Protected Parties shall not be liable to Tenant or to the Tenant Related Parties for any injury to person or damage to property caused by the negligence or misconduct of Tenant or the Tenant Related Parties, or arising out of any use of, or the conduct of any business in the Premises or other portions of the Project, by Tenant or the Tenant Related Parties. Tenant shall indemnify and hold Landlord and the other Protected Parties harmless from any liability, loss, cost, claim, or expense (including attorneys' fees and expenses, court costs, and costs of investigation) to the extent arising out of, or alleged to have arisen out of, the negligence or misconduct of Tenant or the Tenant Related Parties or out of any use of, or conduct of any business in, the Premises or any other portion of the Project by Tenant or the Tenant Related Parties. The indemnifications granted by both Landlord and Tenant in this Section 7.4 are subject to any express limitations to the contrary in this Lease. "Landlord Related Parties" means Landlord's officers, partners, employees, agents, and contractors. "Protected Parties" means the Landlord Related Parties and, to the extent applicable, the holder of any Financing

Lien, the lessor under any Ground Lease, and the management company for the Building (and their respective directors, partners, officers, employees, and agents).

          Section 7.5.  Damages from Certain Causes. Except to the extent caused
                        ---------------------------
by that Protected Party, none of the Protected Parties shall ever be liable or responsible to Tenant, or any person claiming through Tenant, for any loss, injury to person, or damage to property in, upon, or about the Premises or any other portion of the Project resulting from (a) theft, fire, casualty, vandalism, acts of God, public enemy, injunction, riot, strike, inability to procure materials, insurrection, war, court order, requisition, or order of any governmental body or authority; (b) the acts or omissions of other tenants of the Project; (c) any other causes beyond Landlord's control; or (d) any damage or inconvenience which may arise through repair or alteration of the Project. All goods, property, or personal effects stored or placed by Tenant in or about the Project shall be at the sole risk of Tenant.

                                   ARTICLE 8

                             DEFAULT AND REMEDIES

          Section 8.1.  Default by Tenant. The occurrence of any of the
                        -----------------
following events and the expiration of any grace periods hereafter described shall constitute a default by Tenant under this Lease:

               (a) The failure of Tenant to pay any Rent within ten (10) days after Tenant's receipt of Landlord's written notice of such failure to pay; provided Landlord shall be required to give such notice only twice in any twelve
(12) month period and thereafter Tenant shall be in default if any such payment is not received when due and without notice;

               (b) Tenant assigns its interest in this Lease or sublets any portion of the Premises except as permitted in this Lease or Tenant otherwise breaches the provisions of Section 6.2 of this Lease;

               (c) Tenant uses the Premises for any purpose other than the Permitted Use or otherwise breaches Tenant's operational covenants under Sections 2.3, or 6.8 of this Lease after five (5) days Landlord's written notice of such breach;

               (d) Tenant breaches or fails to comply with any term, provision, covenant, or condition of this Lease (other than as described in Subsections [a], [b], or [c] above), or with any of the Building Rules now or subsequently established, and such breach or failure continues for thirty (30) calendar days after written notice by Landlord to Tenant or, if such condition cannot reasonably be cured within such thirty (30) day period, Tenant shall fail to commence such cure within such thirty (30) day period, or having commenced such cure within such period shall thereafter diligently and continuously fail to prosecute such cure to completion within sixty (60) days from the date of Landlord's notice of such default;

               (e) If the interest of Tenant under this Lease is levied on under execution or other legal process, or if any petition in bankruptcy or other insolvency proceedings is filed by or against Tenant, or any petition is filed or other action taken to declare Tenant as bankrupt or to delay, reduces or modify Tenant's debts or obligations or to reorganize or modify

Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceedings or other action is commenced or taken by a governmental authority for the dissolution or liquidation of Tenant (provided that no such levy, execution, legal process; or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) calendar days from the date of its creation, service, or filing);

               (f) Tenant becomes insolvent, makes an assignment for the benefit of creditors, or makes a transfer in fraud of creditors; or a receiver or trustee is appointed for Tenant or any of its properties;

               (g)  Tenant abandons the Premises during the Lease Term; or

               (h) If Tenant is an individual person, the death or legal incapacity of Tenant; if Tenant is a corporation, Tenant ceases to exist as a corporation in good standing in the state of its incorporation and/or ceases to be duly authorized to transact business within the State of Texas; or if Tenant is a partnership or other entity, Tenant is dissolved or otherwise liquidated.

          Section 8.2.  Landlord's Remedies. Upon the occurrence of any default
                        -------------------
by Tenant under this Lease, Landlord, at Landlord's sole option, may exercise any one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

               (a) Landlord may at any time thereafter (without being under any obligation to do so) re-enter the Premises and correct or repair any condition which shall constitute a failure on the part of Tenant to observe, perform, or satisfy any term, condition, covenant, agreement, or obligation of Tenant under this Lease; and Tenant shall fully reimburse and compensate Landlord on demand for the costs incurred by Landlord in doing so, plus profit and overhead in any amount equal to fifteen percent (15%) of such cost. No action taken by Landlord under this subsection shall relieve Tenant from any of Tenant's obligations under this Lease or from any consequences or liabilities arising from the failure of Tenant to perform such obligations.

               (b) Landlord may terminate this Lease and repossess the Premises. In the event that Landlord elects to terminate this Lease, Landlord shall be entitled to recover damages equal to the total of (i) the cost of recovering the Premises (including attorneys' fees and costs); (ii) the cost of removing and storing Tenant's or any other occupant's property; (iii) the unpaid Rent owed at the time of termination, plus interest thereon from the date when due at the maximum rate of interest then allowed by law; (iv) the cost of reletting the Premises (as reasonably estimated by Landlord and including alterations or repairs to the Premises and brokerage commissions); (v) the costs of collecting any sum due to Landlord (including without limitation, attorneys' fees and costs); and (vi) any other sum of money or damages owed by Tenant to Landlord as a result of the default by Tenant, whether under this Lease, at law, or in equity.

               (c) Landlord may terminate Tenant's right of possession of the Premises without terminating this Lease and repossess the Premises. In the event that Landlord elects to take possession of the Premises without terminating this Lease, Tenant shall remain liable for, and shall pay to Landlord, from time to time on demand,
(i) all costs and damages described in Subsection (ii) of this Section 8.2 and
(b) any deficiency between the total Rent due under this Lease for the remainder of the Lease Term and rents, if any, which Landlord is able to collect from another tenant for the Premises during the remainder of the Lease Term ("Rental Deficiency"). Landlord may file suit to recover any sums falling due under the terms of this Lease from time to time, and no delivery to or recovery by Landlord of any portion of the sums owed to Landlord by Tenant under this Lease shall be a defense in any action to recover any amount not previously reduced to judgment in favor of Landlord. Landlord may use reasonable efforts to relet the Premises on such terms and conditions and to such parties as Landlord, in Landlord's sole discretion, may determine (including a term different from the Lease Term, rental concessions, and alterations and improvements to the Premises); but Landlord shall never be obligated to relet the Premises before leasing other rentable areas within the Project, it being the intent of the parties that Tenant shall not be placed in a preferential position by reason of Tenant's own default. Any sums received by Landlord through reletting shall reduce the sums owing by Tenant to Landlord, but Tenant shall not be entitled to any excess of any sums obtained by reletting over and above the Rent provided in this Lease under any circumstances. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in and to the Premises that Landlord may deem necessary or advisable. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for such previous default. In the alternative (but only in the event that Tenant's default constitutes a material breach), Landlord may elect to terminate Tenant's right to possession of the Premises and to immediately recover as damages, in lieu of the Rental Deficiency, a sum equal to the difference between (a) the total Rent due under this Lease for the remainder of the Lease Term and (b) the then fair market rental value of the Premises during such period, discounted to present value using a discount rate of eight percent (8%) per annum ("Discounted Future Rent"). In such event, Landlord shall have no obligation to relet the Premises or to apply any rentals received by Landlord as a result of any reletting to Tenant's obligations under this Lease; and the aggregate amount of all damages due to Landlord, including the Discounted Future Rent, shall be immediately due and payable to Landlord upon demand.

               (d) In the event that Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or re-possession and of Landlord's intent to re-enter or retake possession. Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in or future Rent, expel or remove Tenant or any other person who may be occupying the Premises. Landlord may also change or alter the locks or other security devices on the doors to the Premises and/or, if applicable, remove Tenant's access media from the security system; and Tenant waives, to the fullest extent allowed by law, any requirement that notice be posted on the Premises as to the location of a key to such new locks and any rights to obtain such a key.

               (e) If Tenant abandons the Premises, Landlord may remove and store any property of Tenant that remains within the Project at Tenant's expense. In addition to Landlord's other rights and remedies, Landlord may dispose of the stored property if Tenant does not claim that property within ten
(10) days after the date on which that property is first stored by Landlord. Landlord shall deliver by certified mail to Tenant, at Tenant's last known address, a notice stating that Landlord will dispose of Tenant's property if Tenant does not claim such property within ten (10) days after the date the property was first seized and stored by Landlord. In addition, Tenant shall be liable to Landlord for all costs and expenses incurred by Landlord in moving, storing, and disposing of the abandoned property and shall indemnify and hold harmless Landlord from and against any and all loss, damage, costs, expenses, and liability related to or in connection with such removal, storage, and disposal of Tenant's property after abandonment.

               (f) In the event that Rent is to be increased at various intervals during the Lease Term, then Landlord may, at Landlord's sole election, calculate the amount of unpaid Rents owed at the time of termination of this Lease or calculate the amount of any Rental Deficiency or Discounted Future Rent based upon the difference between the average rate of Rent payable by Tenant over the entire Lease Term instead of on the amount of Rent payable by Tenant during the applicable period. If Landlord agreed to allow Tenant to pay a lower rate of rent during the earlier portions of the Lease Term and to then increase the Rent at various stages during the Lease Term, Tenant acknowledges and agrees that (i) such agreement was made as an accommodation to Tenant and in reliance upon Tenant performing all of Tenant's obligations and paying Rent throughout the entire Lease Term and (ii) such method of calculation is intended to provide Landlord with the benefit of Landlord's bargain in this Lease.

               (g) No termination of this Lease shall ever be deemed to have occurred unless Landlord specifically notifies Tenant in writing that Landlord has elected to terminate this Lease. No election of Landlord to re-enter the Premises or to retake possession of the Premises shall ever be deemed or construed to be a termination of this Lease.

               (h) The provisions of this Section 8.2 shall override and control over any conflicting provisions of Section 93.002 of the Texas Property Code (as amended), and Tenant expressly waives any and all rights Tenant may have under Section 93.002.

               (i) Tenant hereby expressly waives notice of any default for which notice is not specifically required under Section 8.1.

               (j) All rights and remedies of Landlord under this Lease shall be non-exclusive and shall be in addition to an cumulative of all other rights or remedies available to Landlord under this Lease or by law or in equity.

          Section 8.3.  Landlord's Lien.  Intentionally deleted.
                        ---------------

          Section 8.4.  Attorney's Fees and Other Expenses of Enforcement. In
                        -------------------------------------------------
the event Tenant defaults in the performance or observance of any of the terms, covenants, agreements, or conditions contained in this Lease, Tenant, to the extent permitted by applicable law, shall pay to Landlord (a) all reasonable expenses incurred by Landlord in collecting any sums due under, or enforcing any of the terms of, this Lease; and (b) if Landlord places the enforcement of all or any part of this Lease in the hands of an attorney, all attorneys' fees and other costs of collection and enforcement incurred by Landlord.

          Section 8.5. Default by Landlord. Landlord shall be in default under
                       -------------------
this Lease in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under this Lease within thirty (30) days of the receipt by Landlord of written notice from Tenant of Landlord's alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default. Tenant waives such remedies of termination and rescission and agrees that Tenant's remedies for default under this Lease and for breach of any promise or inducement are limited to a suit for damages and/or injunction. In addition, Tenant shall, prior to the exercise of any such remedies, provide each holder of a Financing Lien and each lessor under a Ground Lease with written notice and a reasonable time to cure any default by Landlord.

                                   ARTICLE 9

                           MISCELLANEOUS PROVISIONS

          Section 9.1.  Amendments. This Lease may not be altered, changed, or
                        ----------
amended except by an instrument in writing signed by both Landlord and Tenant.

          Section 9.2.  Non-Waiver. No course of dealing between Landlord and
                        ----------
Tenant or any other person, nor any delay on the part of Landlord in exercising any rights under this Lease, nor any failure to enforce any provision of this Lease, nor the acceptance of any Rent by Landlord shall operate as a waiver or a modification of the terms of this Lease or of any right which Landlord has to demand strict compliance by Tenant with the terms of this Lease. If Landlord or Tenant waives any agreement, condition, or provision of this Lease, such waiver must be expressly set forth in a writing signed by either party and shall not be deemed a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease.

          Section 9.3.  Holding Over. In the event Tenant remains in possession
                        ------------
of the Premises after the expiration or termination of this Lease without the consent of Landlord, Tenant shall be deemed to be occupying the Premises as a tenant at will and shall pay Rent for each month (or partial month) during the first thirty (30) days any such holdover period at a rate equal to 125% of the Rent which Tenant was obligated to pay for the month immediately preceding the end of the Lease Term and 200% of the amount of such Rent thereafter. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend the Lease Term or in any other manner be construed as permission by Landlord to holdover. Additionally, in the event of any unauthorized holding over by Tenant, Tenant shall indemnify Landlord against all claims for any damages by any other person or entity to whom Landlord may have leased all or any part of the Premises and for any other loss, cost, damage, or expense (including attorneys' fees and costs of suit) incurred by Landlord as a result of such holding over.

          Section 9.4.  Notices. Any notice, demand, consent, approval, request,
                        -------
or other communication required or permitted to be given pursuant to this Lease (including any Exhibit to this Lease) or by applicable law shall be in writing and shall be delivered by registered or certified mail, postage prepaid, return receipt requested, telegram, facsimile, or expedited delivery service with proof of delivery, addressed to Landlord or Tenant, as applicable, at the address for each specified in the first paragraph of this Lease. Any such communication transmitted by telegram, facsimile, or personal delivery shall be deemed to have been delivered as of the date actually received by the addressee. Any such communication transmitted by registered or certified mail shall be deemed to have been given or served on the third (3rd) business day following the date on which such notice was deposited in a receptacle maintained by the United States Postal Service for such purpose. Any notice of default from Tenant to Landlord shall also be delivered to any holder of a Financing Lien or any lessor under a Ground Lease who has notified Tenant of its interest and the address to which notices are to be sent; and such notice shall not be effective until delivered to such parties. Either Landlord or Tenant may, by ten (10) days' prior notice to the other in accordance with this Section 9.4, designate a different address or different addresses to which communications intended for the party are to be sent.

          Section 9.5.  Independent Obligations. The obligations of Tenant under
                        -----------------------
this Lease are independent of Landlord's obligations, and Tenant shall not, for any reason, withhold or reduce Tenant's required payments of Rent or fail to fully perform Tenant's obligations under this Lease. In the event that Landlord commences any proceedings against Tenant as a result of Tenant's default under this Lease, Tenant will not interpose any counterclaim or other claim against Landlord of whatever nature or description in any such proceedings. In the event that Tenant attempts to interpose any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that such counterclaim or other claim asserted by Tenant shall, upon motion by Landlord, be severed out of the proceedings instituted by Landlord and that those proceedings may proceed to final judgment separately and apart from, and without consolidation with or reference to the status of, such counterclaim or other claim asserted by Tenant.

          Section 9.6.  Survival. Neither the expiration or termination of the
                        --------
Lease Term pursuant to the provisions of this Lease, by operation of law, or otherwise, nor any repossession of the Premises pursuant to any remedy granted to Landlord under this Lease or otherwise shall ever relieve Tenant of Tenant's liabilities and obligations under this Lease, all of which shall survive such expiration, termination, or repossession.

          Section 9.7.  Other Tenants of Building. Neither this Lease nor
                        -------------------------
Tenant's continued occupancy of the Premises is conditioned upon either (a) the opening of any showroom or business in the Building or in any portion of the Project by any other person or entity or (b) the continued operations of any such showroom or business.

          Section 9.8.  Name of Building and Project. Tenant shall not utilize
                        ----------------------------
the name of the Building or the Project for any purpose whatsoever, except to identify the location of the Premises in Tenant's address. Landlord shall have the right to change the name of the Building and/or the Project whenever Landlord, in its sole discretion, deems it appropriate without any liability to Tenant and without any consent of Tenant being necessary.

          Section 9.9.  Consent by Landlord. In each circumstance under this
                        -------------------
Lease in which the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, the decision of whether to grant or deny such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord unless otherwise specifically provided in this Lease with respect to that specific matter. Unless
(a) Landlord has specifically agreed otherwise in this Lease that Landlord will not unreasonably withhold its consent with respect to that specific matter and
(b) Landlord then unreasonably withholds its consent with respect to that specific matter, Tenant shall not have any claim for breach by Landlord or any defense to performance of any covenant, duty, or obligation of Tenant under this Lease on the basis that Landlord delayed or withheld the granting of such consent or permission. Landlord's consent or approval to any particular act by Tenant which requires such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

          Section 9.10.  Legal Interpretation. This Lease, and the rights and
                         --------------------
obligations of Landlord and Tenant under this Lease, shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas. All obligations of the parties shall be performable in, and all legal actions to enforce or construe this Lease shall be instituted in, the courts of, Dallas County, Texas. All defined terms and other words used in this Lease shall include the singular and plural, as applicable. References to the Premises, the Building, the Land, or the Project shall also include any portion of each. References to the Project shall include the Building and the Premises, and references to the Building shall include the Premises. Words which are not used as defined terms in this Lease shall be construed in accordance with the meanings commonly ascribed to those words, relative to the context in which each is used. The word "including" shall be construed as if followed, in each instance, by the phrase "but not limited to." All article, section, and subsection headings used in this Lease are for reference and identification purposes only and are not intended to, and shall not under any circumstances, alter, amend, amplify, vary, or limit the express provisions in this Lease. All rights, powers, and remedies provided in this Lease may be exercised only to the extent that their exercise does not violate any applicable law and are intended to be limited to the extent necessary so that such provision will not render this Lease invalid or unenforceable under applicable law. In the event that any provision in this Lease, or the application of such provision to any person or circumstance, shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby. Landlord and Tenant hereby respectively acknowledge that each such party has substantial experience in negotiation commercial real estate leases, that this Lease is the product of extensive negotiations between the parties, and that, therefore, neither Landlord nor Tenant shall be charged with having promulgated this Lease and that no rule of strict construction with respect to the provisions of this Lease shall be applicable.

          Section 9.11.  Entire Agreement. Tenant agrees that (a) this Lease
                         ----------------
supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect of the subject matter of this Lease, the Premises, the Building, or the Project and (b) there are no representations, agreements or warranties (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease, the Premises, the Building, or the Project other than as set forth in this Lease.

          Section 9.12.  Authority. Tenant represents and warrants that (a)
                         ---------
Tenant has the full right, power, and authority to enter into, and to perform its obligations under, this Lease, and

(b) upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant covenant and warrant that Tenant is a duly and validly existing corporation, that the execution of this Lease by such persons on behalf of Tenant has been duly authorized by all necessary corporate action, and that Tenant is qualified to do business in the State of Texas. Likewise, Landlord represents and warrants that Landlord has the full right, power, and authority to enter into, and to perform its obligations under, this Lease, and that, upon execution of this Lease by Landlord, this Lease shall constitute a valid and legally binding obligation of Landlord.

          Section 9.13.  Taxes on Tenant's Property. Tenant shall be liable for
                         --------------------------
all taxes levied against Tenant's Trade Fixtures, inventory, leasehold improvements, and any other property of Tenant in the Premises or the Project. If any such taxes are ever assessed against Landlord or Landlord's property and Landlord elects to pay the same or if the assessed value of Landlord's property is increased by the inclusion of Tenant's property, Tenant shall pay to Landlord, within fifteen (15) days of demand, that part of such taxes attributable to Tenant's property as additional Rent. Landlord shall be responsible for paying all real property taxes levied against the Project. However, if any alteration, addition, or improvement shall be made by Tenant which causes an increase in the real property taxes, assessments, or other governmental charges levied against the Building, Tenant shall pay to Landlord, within fifteen (15) days of demand, the amount of any such increase as additional Rent.

          Section 9.14.  Landlord's Liability. Notwithstanding anything to the
                         --------------------
contrary set forth in this Lease, Tenant agrees that no personal, partnership, or corporate liability of any kind or character whatsoever shall attach to Landlord or its partners or venturers for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of Landlord's obligations under this Lease shall be to proceed against the interest of Landlord in and to the Project. Landlord shall not be responsible in any way to Tenant or any Tenant Related Party for any loss of property from the Premises or public areas of the Building or for any damages to any property from any cause whatever. Nor shall Landlord be responsible for lost or stolen personal property, money, or jewelry from the Premises, regardless of whether such loss occurs when the Premises are locked. Landlord shall never be liable for consequential or special damages.

          Section 9.15.  Time of the Essence. In all instances in which Tenant
                         -------------------
or Landlord is required to pay any sum or do any act at a particular time or within a particular period, it is understood that time is of the essence.

          Section 9.16.  Instruments and Evidence Required to be Submitted to
                         ----------------------------------------------------
Landlord. Each written instrument and all evidence of the existence or non-
--------
existence of any circumstances or conditions which is required by this Lease to be furnished to Landlord shall in all respects be in form and substance satisfactory to Landlord, and the duty to furnish such written instrument or evidence shall not be considered satisfied until Landlord shall have acknowledged that Landlord is satisfied with the form and content of each.

          Section 9.17.  Counterparts. This Lease may be executed in any number
                         ------------
of counterparts, each of which, when executed and delivered, shall be an original; but such counterparts shall together constitute one and the same instrument.

          Section 9.18.  Recordation. Tenant shall not record (a) this Lease,
                         -----------
(b) any instrument to which this Lease may now or hereafter be attached, or (c) any memorandum of this Lease.

          Section 9.19.  Effective Date. The submission of this Lease to Tenant
                         --------------
for examination does not constitute a reservation of or offer or option for the Premises, and this Lease shall become effective only upon execution by both Landlord and Tenant. The term "Effective Date" shall mean the date on which this Lease is first fully executed by both Landlord and Tenant.

          Section 9.20.  Successors and Assigns. From and after the Effective
                         ----------------------
Date, this Lease shall be binding upon, inure to the benefit of, and be enforceable by the parties to this Lease and their respective successors and assigns (subject to the provisions of this Lease). As used in this Lease, the phrase "successors and assigns" is used in its broadest possible context and includes, without limitation and as applicable, the respective heirs, personal representatives, successors, and assigns of each of the parties to this Lease and any person, partnership, corporation, or other entity succeeding to any interest in this Lease, the Premises, the Building, or the Project. Nothing contained in this Section 9.20 nor in the definition of Tenant Related Parties shall serve to alter or vary the provisions of Section 6.2 prohibiting the types of transfers by Tenant described in that Section.

          Section 9.21.  Joint and Several Liability. If there is more than one
                         ---------------------------
party executing this Lease as Tenant, or if Tenant is a partnership, Tenant's obligations under this Lease shall be the joint and several obligations of all such parties executing as Tenant or all such partners constituting Tenant (as applicable).

          Section 9.22.  Exhibits. The following Exhibits (and, if applicable,
                         --------
addenda, riders, or other attachments to this Lease) are attached, to and incorporated in, this Lease for all purposes.

          Exhibit "A"  Property Description
          Exhibit "B"  Floor Plan
          Exhibit "C"  Rules and Regulations
          Exhibit "D"  Tenant Equipment License
          Exhibit "E"  Renewal Options
          Exhibit "F" Subordination, Attornment and Non-Disturbance Agreement Exhibit "G" Parking
          Exhibit "H"  Work Letter

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the Effective Date.

                                 LANDLORD:

                                 NEXCOMM ASSET ACQUISITION I, LP
                                 a Texas limited partnership

                                 By: NEXCOM GP I, Inc., a Texas
                                     corporation and general partner

                                 By: /s/ Phillip J. Wise
                                    ---------------------------------------
                                 Name:  Philip J. Wise
                                 Title: President

                                 TENANT:

                                 EQUINIX, INC., a Delaware corporation

                                 By: /s/ [signature illegible]
                                    ---------------------------------------
                                 Name:_____________________________________
                                 Title:____________________________________

                                  EXHIBIT "A"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord,
                         and EQUINIX, INC., as Tenant

                             PROPERTY DESCRIPTION
                             --------------------

BEING a [*] acre tract of land situated in the City of Dallas, Dallas County, Texas and out of the James A. Sylvester Survey, Abstract No. [*] and being a part of City of Dallas Block No. [*], also being the same tract of land conveyed to Dallas Market Center Company by a Special Warranty Deed recorded in Volume [*], Page [*] of the Deed Records of Dallas County, Texas, said [*] acre tract of land being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for the point of intersection of the southwesterly right-of-way line of the [*] with the northwesterly right-of-way line of [*];

THENCE with the northwesterly right-of-way line of [*] the following:

     South 31 31'40" West a distance of 366.74 feet to an "X" chiseled in concrete found for corner in a curve to the right, the radius point of said curve bearing North 50 08'58" West a distance of 241.00 feet from said "X";

     Southwesterly with said curve to the right through a central angle of 03 09'20" an arc distance of 13.27 feet to an "X" chiseled in concrete set for the point of reverse curvature of a curve to the left having a radius of
     259.00 feet;

     Southwesterly with said curve to the left through a central angle of 11 28'43" an arc distance of 51.89 feet to a 1/2 inch iron rod found for the point of reverse curvature of a curve to the right having radius of 129.00 feet;

     Southwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 138.22 feet to a 1/2 inch iron rod set for the point of compound curvature of a curve to the right having a radius of
     50.00 feet;

     Northwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 21.04 feet to a 1/2 inch iron rod found in the northeasterly right-of-way line of [*] for the point of compound curvature of a curve to the right having a radius of 1130.92 feet;

     THENCE with the northeasterly right-of-way line of [*] the following:

     Northwesterly with said curve to the right through a central angle of 07 24'40" an arc distance of 146.28 feet to a 1/2 inch iron rod found for the point of tangency of said curve;

     North 55 33'45" West a distance of 816.18 feet to a 1/2 inch iron rod found for point of curvature of a curve to the left having a radius of 3289.04 feet;


*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     Northwesterly with said curve to the left through a central angle of 01 23'21" an arc distance of 79.74 feet to a bolt in concrete found for the most southerly corner of a tract of land leased to [*] from [*]as recorded in Volume [*], Page [*] of the Deed Records of Dallas County, Texas;

THENCE departing the northerly right-of-way line of [*] with the easterly line of the [*] tract, North 09 21'30" East a distance of 1064.46 feet to a 1/2 inch iron rod found for corner in the curving southwesterly right-of-way line of the [*], the radius point of said curve being situated South 33 11'48" West a distance of 1599.88 feet;

THENCE with the southerly right-of-way lien of the [*] the following:

     Southeasterly with said curve to the right through a central angle of 02 41'48" an arc distance of 75.30 feet to a 1/2 inch iron rod found for corner;

     North 52 07'00" East a distance of 30.11 feet to a 1/2 inch iron rod found for corner in a curve to the right, the radius point of said curve being situated South 32 19'18" West a distance of 1553.95 feet;

     Northwesterly with said curve to the right through a central angle of 21 26'39" an arc distance of 581.59 feet to a 1/2 inch iron rod set for corner;

     North 45 16'10" East a distance of 53.07 feet to 1/2 inch iron rod set for corner;

     South 31 48'40" East a distance of 976.20 feet to the POINT OF BEGINNING;

CONTAINING an area of 25.454 acres of land.



--------------------------------------------------------------------------------
                                   INITIALS
Landlord ________________                                      Tenant
--------------------------------------------------------------------------------


*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  EXHIBIT "B"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord,
                         and EQUINIX, INC., as Tenant

                                  FLOOR PLAN
                                  ----------
                       (For Illustrative purposes only)








--------------------------------------------------------------------------------
                                   INITIALS
Landlord ________________                                      Tenant
--------------------------------------------------------------------------------

                                  EXHIBIT "C"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord,
                          and EQUINIX, INC., as Tenant

                             RULES AND REGULATIONS
                             ---------------------

1. No additional locks shall be placed on the doors of the Leased Premises by Tenant, nor shall any existing locks be changed unless Landlord is immediately furnished with two keys thereto. Landlord will without charge furnish Tenant with two keys for each lock existing upon the entrance doors when Tenant assumes possession with the understanding that at the termination of the lease these keys shall be returned or paid for at five dollars ($5.00) each. A deposit of one dollar ($1.00) each shall be required for additional keys.

2. Tenant shall not at any time display a "For Rent" sign upon the Building or the Leased Premises, or advertise the Leased Premises for rent.

3. Safes and other unusually heavy objects shall be placed by Tenant only in such places as may be approved by Landlord. Any damage caused by overloading the floor or by taking in or removing any object from the Leased Premises or the Building shall be paid by Tenant.

4. Windows facing on corridors shall at all times be wholly clear and uncovered (except for such signs as Landlord may approve) so that a full unobstructed view of the interior of the Leased Premises may be had from the corridors, unless otherwise approved in writing by Landlord.

5. No vehicles or animals shall be brought into the Building, other than as required by handicapped persons.

6. Tenant shall not make any changes in the pipes, ducts, or wiring serving the Leased Premises or add any additional pipes, ducts, or wiring without the prior written consent of Landlord, and any such changes or additions shall be made in such manner as Landlord may direct.

7. No sign, tag, label, picture, advertisement, or notice (other than price tags of customary size used in marking samples) shall be displayed, distributed, inscribed, painted or affixed by Tenant on any part of the outside of the Building or of the Leased Premises without the prior written consent of the Landlord.

8. In the event Landlord should advance upon the request, or for the account of the Tenant, any amount for labor, material, packing, shipping, postage, freight or express upon articles delivered to the Leased Premises or for the safety, care, and cleanliness of the Leased Premises, the amount so paid shall be regarded as additional rent and shall be due and payable forthwith to the Landlord from the Tenant.

9. The corridors and hallways of the Building shall not be used by Tenant for any purpose other than ingress to or egress from the Leased Premises.

10. Tenant shall not do or permit to be done within the Leased Premises anything which would unreasonably annoy or interfere with the rights of other tenants in the Building, or which might constitute a potential hazard to other tenants or visitors.

11. During the thirty (30) days prior to the expiration of this Lease, Landlord may show the Leased Premises to prospective tenants.

12. Tenant shall not put or operate any steam engine, boiler, industrial machinery or stove in the Building or upon the Leased Premises or do any cooking thereon or use or allow to be kept in the Building or upon the Leased Premises any explosives or any kerosene, camphene, bottled gas, oil or other highly flammable materials, except gas supplied through metal pipes for heating purposes and normal and customary cleaning and janitorial supplies to the extent permitted under applicable laws.

13. Landlord reserves the right to prescribe reasonable qualifications for admission into the Building.

14. Models, salespersons or other employees or representatives of Tenant, shall not model, demonstrate display, or show in any manner any merchandise outside of the Leased Premises in the Building or on the Property without Landlord's prior written consent.

15. As a courtesy, but not as an obligation, Landlord may, at Landlord's option, upon request by Tenant, receive and store articles or merchandise delivered to Tenant at the Building; provided, however that such articles of merchandise are properly addressed and identified and all postage, handling and delivery charges are prepaid by Tenant. Landlord assumes no responsibility whatsoever for the loss, damage or destruction of such articles of merchandise received at the Building by Landlord on behalf of Tenant, and Tenant hereby waives all claims against Landlord for any damage or loss arising at any time from the loss, damage or destruction of such articles of merchandise. Tenant agrees to pay to Landlord as additional rent the amount of all storage, delivery, handling and other expenses incurred by Landlord as a result of the receipt and storage of such articles of merchandise.

16. Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Building or in the Building's parking areas are prohibited, and each tenant shall cooperate to prevent the same.

17. If the Leased Premises front on the atrium within the Building, Tenant shall cause the Leased Premises to be kept open for business and occupied by Tenant's personnel during all normal business hours of the Building.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of space in the Building.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

20. Smoking is permitted within the Building only in areas so designated by Landlord. Smoking within the Leased Premises is at the discretion of Tenant, provided, however, that such smoke does not migrate into the Building's common areas, hallways, etc. or into another tenant's premises. Tenant hereby indemnifies Landlord from any and all claims resulting from Tenant's permitting of smoking within the Leased Premises. Landlord reserves the right to change areas where smoking is permitted and change these Regulations, including designating the Building as non-smoking.

21. A visitor information directory system will be provided by Landlord to assist visitors in locating tenants.

22. To the extent that meeting rooms are offered, a tenant's meeting room use will be coordinated on a reservation basis and all tenants will be eligible. Standard fees will be applied and Landlord will control the rental of these areas and the use of the areas will be coordinated by the buyer/tenant services department of Landlord. Reservations for meeting room space within the Building will be on a first-come first-served basis.

23. If, and only if, the Tenant's permitted use allows the operation of a showroom, warehousing and onsite delivery to customers is prohibited in permanent showrooms and in exhibit space when used in conjunction with showrooms, payment for products or services that of a retail sales nature are prohibited (provided, however, payment or partial payment for orders taken at the Building for future delivery to a buyer will be allowed if it is within the applicable tenant's normal business practices and is not of a retail sales nature, it being the intention of this provision to permit payments or partial payments intended to bind an order for future delivery without in any way qualifying or circumventing the prohibition within the Building against retail sales).

24.  Landlord may amend these Rules and Regulations from time to time and such
              --- -----
     changes shall be binding upon Tenant.


 ------------------------------------------------------------------------------
                                   INITIALS
   Landlord___________________                                  Tenant
 ------------------------------------------------------------------------------
 ______________________

                                  EXHIBIT "D"
                                  -----------

 To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord
                          and EQUINIX, INC., as Tenant

                            TENANT EQUIPMENT LICENSE
                            ------------------------

This Exhibit "D" describes the licenses to install and operate certain specified "Tenant Equipment" in the Building which is being granted by Landlord to Tenant upon the following terms and conditions:

     1.   DEFINED TERMS. For purposes of this Exhibit, all terms defined in this
          -------------
Lease (including other exhibits to this Lease) will be used in this Exhibit without further definition. In addition, when delineated with initial capital letters, the following terms will have the following respective meanings:

     a) "Antenna Equipment" means the satellite antenna, together with related wiring and equipment, or Tenant's Customer's equipment which are approved by Landlord pursuant to this Exhibit.
     b)   "Antenna Fee" means Zero Dollars ($0.00) per month.
     c) "Building Grade" means the type, brand and/or quality of materials which Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade, or quality of material to be used in the Building.
     d)   "Cable" means only (i) optical fibers encased in an aluminum sleeve,
          (ii) EMT conduit, (iii) copper cable, or (iv) other materials approved by Landlord. The Cable (or Conduit) shall not exceed four inches in diameter.
     e) "Conduit" means a plastic or metal sleeve, no more than four (4) inches in aggregate diameter, unless a larger size is expressly approved by Landlord in writing, in which Cable is encased and/or through which Cable passes.
     f) "Cooling Equipment" means dry cooling units, together with related wiring, piping, vents, and equipment, which are approved by Landlord pursuant to this Exhibit.
     g)   "Cooling Equipment Fee" means Zero Dollars ($0.00) per month.
     h)   "Generator" means generators with automatic transfer switches, 80db
          (max) sound/weather enclosure and load bank equipment.
     i) "Generator Fee" for the initial Generator pad shall be waived. Additional pads may not be added without the prior approval of Landlord (which may be granted, denied, or conditioned in Landlord's sole discretion); and the size and location of each additional pad will be at Landlord's sole option. The Generator Fee applicable to any additional pad will be at the then current Landlord's charge for each such additional pad.
     j) "License Fees" means, collectively, the Antenna Fee, the Pathway Fee, the Cooling Equipment Fee, the Generator Fee, and any other sums of money becoming due and payable to Landlord hereunder.

     k) "License Term" means a term commencing on the Commencement Date and shall expire upon the expiration or earlier termination of the Lease Term, unless sooner terminated pursuant to the provisions of this Exhibit.
     l) "Normal Business Hours" for the Building means 8:30 a.m. to 5:00 p.m. Mondays through Fridays, exclusive of normal business holidays.
     m) "Pathway" means a riser, raceway, or other vertical and/or horizontal space or pathway within the Building of no more than four inches in diameter (unless a greater size is approved in writing by Landlord) used for routing telecommunications cables and ancillary equipment from Tenant's point of presence in the Building which has been designated by Landlord. The precise location of the Pathways applicable to this Telecommunications License will be designated by Landlord and the Telecommunications Equipment (as defined herein) will be installed only as designated by Landlord.
     n) "Pathway Fee" means the sum calculated for all installed Cable or Conduit from Tenant's point of presence to other locations or customers in the Building at the rates identified in Schedule 1 per
                                                               ----------
          month.
     o) "Service Fee" means the sum calculated for all installed services from the Licensee's point of presence to other locations or customers in the Building at the rates identified in Schedule 2 per month during
                                                  ----------
          each month of the License Term.
     p) "Tank" means the__________ gallon fossil fuel tank and associated transfer pumps, to be installed by Tenant at the location designated by Landlord. The Tank must have self-contained spill control features, be installed in a secure and safe location above ground, and must conform to all Legal Requirements (defined in Paragraph 15 below) concerning tank tightness, spill control and monitoring features.
     q) "Telecommunications Equipment" means the Cable, Conduit, junction boxes, hangers, pull boxes, grounding wiring, and related equipment used in the normal course of Tenant's business, which will be installed by Tenant, after approval by Landlord, into the designated Service Areas and Pathways to be used by Tenant, pursuant to the terms of this License.
     r) "Tenant Equipment" means, individually, or collectively, as applicable, the Antenna Equipment, the Cooling Equipment, the Generator, the Telecommunications Equipment, and the Tank.
     s) "Tenant Equipment Areas" means, individually or collectively, as applicable, the Pathways, Service Areas, and sites for the location of the Antenna Equipment, the Generator, the Cooling Equipment, and the Telecommunications Equipment designated by Landlord under this Exhibit. The designated Service Areas and Pathways may also be used by Landlord and others, and Landlord's designation of these areas does not confer an exclusive right for Tenant to use those areas.
          ---
     2.   GRANT OF LICENSE.  Subject to and upon the terms set forth in this
          ----------------
Exhibit, Landlord grants the following licenses to Tenant:

          a)   TELECOMMUNICATIONS LICENSE.  A license to use the Pathways,
               --------------------------
     designated by Landlord and to install Cable in those designated Pathways which connects to various tenants of the Building on a non-exclusive basis ("Telecommunications License"). Landlord specifically reserves the right to contract with competitors of Tenant for the same or similar services in the Building and acknowledges that Landlord has entered into other such contracts prior to the date of this Telecommunications License. Landlord shall have no obligation to assist Tenant in marketing its equipment and/or services in the Building or to any other property owned by Landlord. In addition, Tenant shall have the right to install and use four (4) four-inch (4") conduits at no charge in the Pathways, in a location determined by Landlord and reasonably acceptable to Tenant, for the exclusive use of Tenant's telecommunication cabling to connect from a minimum point of entry into the Building to the Premises.

          b)   ANTENNA LICENSE.  A license to install, operate, maintain, and
               ---------------
     repair the Antenna Equipment located at a location designated by Landlord. The size of the pad shall not exceed 36' X 36', and the location, and manner of installation of the Antenna Equipment shall be determined at Landlord's sole discretion, which discretion will take into consideration
     (a) the functional requirements of the Antenna Equipment and any other satellite antenna dishes located on the roof of the Building; (b) standards of architectural integrity with respect to the Building (and, in that regard, the Antenna Equipment shall be located so as to not be visible except from above the Building, shall match the Building colors, and shall have no visible marking or logo). Tenant shall be permitted to install and test the equipment from and after the Commencement Date and prior to the Rent Commencement Date, subject to the terms hereof except that the obligation to pay the Antenna License Fee will not commence until the Rent Commencement Date. With respect to the installation of the Antenna Equipment, the Antenna Equipment shall not be affixed by nail, bolt, screw or other device which penetrates the roof of the Building; and all wiring penetrations shall be subject to Landlord's prior approval and shall be made by Landlord's roofing contractor at Tenant's sole cost and expense. Notwithstanding anything to the contrary in this Paragraph, Landlord shall reserve, for the use of Tenant, space for two (2) four-inch (4") conduits or cabling from the Leased Premises to the roof of the Building at no charge to Tenant.

          c)   GENERATOR LICENSE.  A license to install, operate, maintain, and
               -----------------
     repair the Generators and the tanks at such location on the Property as is approved in writing by Landlord ("Generator License"). The Generator License includes the right for Tenant (i) to use such locations on the Property as are approved in writing by Landlord in order for Tenant to install the Generators cabling to, and core drilling of, the Building core structural wall (it being acknowledged that Landlord has made no representation to Tenant that Tenant will be able to utilize any existing utility easements in this regard), and (ii) to use such Pathways as are approved in writing by Landlord in order for Tenant to install its Generators cabling from the points of entry at the Building core structural wall to the Leased Premises.

          d)   COOLING EQUIPMENT LICENSE.  A license to install, operate,
               -------------------------
     maintain, repair, and replace the Cooling Equipment in an area outside the Building as outlined on the site plan attached hereto as Schedule 5. The
                                                              ----------
     size, location, and manner of installation of the Cooling Equipment shall be approved by Landlord as a part of the approval of the Plans and Specifications pursuant to the Work Letter attached as Exhibit H to this Lease, which approval will take into consideration the functional requirements of the Cooling Equipment and of any other equipment located in the vicinity of the Cooling Equipment and shall be subject to standards of structural and architectural integrity with respect to the Building. In that regard, the Cooling Equipment shall be located so as not to be visible from any public approach to the Building. The area to be covered by the Cooling Equipment, including necessary walkways and required air space, shall not exceed ______ square feet. Because of existing rights granted to other tenants and the location of the Service Areas within the Building, Tenant acknowledges that the most efficient, direct, or cost effective route for such Cooling Equipment may not be available.

For purposes hereof, the Telecommunications License, the Antenna License, the Generator License and the Cooling Equipment License will sometimes be collectively referred to as the "License" in this Exhibit.

     3.   LICENSE TERM.  This License shall be in effect during the License
          ------------
Term. However, Tenant shall have the right to use and occupy the Tenant Equipment Areas as provided hereunder from and after the Commencement Date for the purpose of installing the Tenant Equipment. If any Tenant Equipment Areas are not available due to the omission, delay or default of Tenant, or anyone acting under or for Tenant, the obligations of Tenant under this Exhibit, including, without limitation, the obligation to pay License Fees shall nonetheless commence as of the Commencement Date. Prior to the expiration or earlier termination of this License, unless Landlord otherwise agrees in writing at the time of Landlord's giving of its approval for Tenant's installation or thereafter during the Term, Tenant shall remove all of Tenant's Equipment that can be removed without causing any material damage to the Building and shall surrender and deliver the Tenant Equipment Areas to Landlord in the same condition in which they existed at the Commencement Date, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. In the event that Tenant fails to comply with the terms of this Paragraph 3, (i) all such Tenant's Equipment remaining within the Property may, at Landlord's option, become the sole property of Landlord or (ii) Landlord may, if it so elects, perform any act which Tenant is required to perform and/or remove the Tenant's Equipment and other property at Tenant's cost, and Tenant shall pay Landlord promptly all costs incurred in removing said property within ten (10) Working Days of demand.

     4.   USE.  The Tenant Equipment Areas shall be used solely for the
          ---
installation, operation and maintenance of the Tenant Equipment and for no other purpose whatsoever. Any use of the Tenant Equipment Areas for any other purpose or any attempt by Tenant to allow the use or occupation of the Tenant Equipment Areas by anyone other than Tenant shall, unless otherwise agreed to by Landlord in writing shall be a default; and Landlord shall have the right to immediately terminate this License unless such default is not cured within five (5) Working Days after notice thereof. Tenant shall not use or permit the use of the Tenant Equipment Areas for any purpose which is illegal, dangerous to life, limb or property, or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. In particular, no semiconductors or other electronic equipment containing polychlorinated biphenyls (PCB's) or other environmentally hazardous materials will either be used or stored in or around the Tenant Equipment Areas except as otherwise specifically provided in this Paragraph; and no such materials will be used in any of the Tenant Equipment installed by Tenant in the Tenant Equipment Areas. Notwithstanding the foregoing, Tenant may use and store fossil fuels for its Generators and batteries for its emergency electrical backup systems in its Premises, so long as Tenant does so in compliance with all applicable Legal Requirements. Tenant will not permit unauthorized persons or persons with insufficient expertise or experience to enter Service Areas to maintain or operate the Tenant Equipment. Tenant understands that the mechanical rooms within these Service Areas must be kept locked and secure at all times must not be available or open to the public. Landlord may, at Landlord's discretion, authorize other licensees and tenants of the Building to use portions of the designated Pathways or Service Areas, or to use portions of other Pathway or Service Areas in the Building, whether for the installation of telecommunications equipment or otherwise, so long as such uses would not require Tenant to remove its previously installed Cable from the designated Pathways or Telecommunications Equipment from the designated Service Area. Tenant acknowledges that interruptions in utility services are not uncommon in facilities such as the Building and that any sensitive electronic equipment which may be used in the Building should be protected by Tenant from utility service interruptions by the use of backup power supplies, surge protectors, and other appropriate safety systems.

     5.   INSTALLATION.  The point of presence and network interface will be in
          ------------
accordance with the rules and regulations established by the Public Utility Commission or other governmental authority with jurisdiction over such matters in the State of Texas. The installation of the Tenant Equipment in the Tenant Equipment Area) shall be at the sole cost and expense of Tenant. All Tenant Equipment will be installed in a good and workmanlike manner, and the installation must be approved by Landlord's technical representative prior to the commencement of use of any Tenant Equipment by Tenant.

     6.   LICENSE FEE PAYMENT.
          -------------------

     a) The License Fees for each calendar month or portion thereof during the License Term shall be due and payable in advance on the first day of each month during the License Term without any setoff or deduction whatsoever; and Tenant shall pay the License Fees monthly, in advance, on or before the first day of each calendar month, and without demand. All installments of the License Fees which are not paid within five
          (5) Working Days of the date when due will bear interest, and if not paid within five (5) Working Days' notice thereof shall be subject to a late charge of five percent (5%) of the amount then due, and be subject to the provisions of Section 8.1 of the Lease.

     b) In addition to the License Fees, Tenant shall pay Landlord if, and when due, any sales, use or other taxes or assessments which are assessed or due by reason of this License hereunder.

     c) Upon each anniversary date of the Commencement Date, including any renewal term, the License Fees payable by Tenant shall increase as follows and using the following definitions:

          i) "Consumer Price Index" - The monthly indexes of the National Consumer Price Index for All Urban Consumers (CPI-U) - All Items, issued by the Bureau of Labor Statistics.

          ii) "Base Price Index Number" - The Consumer Price Index as of December of the year in which the Commencement Date occurs.

          iii) "Current Index Number" - The Consumer Price Index as of December of the year in which the calculations are being done.

          iv) If the Current Index Number is greater than the Base Price Index Number, then the "Percentage of Increase" shall be calculated as follows:

(Current Index Number - Base Price Index Number) / Base Price Index = Percentage of Increase

          This Percentage of Increase shall be multiplied by the License Fees defined above to obtain the new rate to go into effect on each anniversary of the Commencement Date of this License. This Percentage of Increase applies to License Fees only and does not apply to any charges in the Base Rent.

     d) Tenant shall keep an accurate set of books and records of all installed service from and business conducted by Tenant in the Building, and all supporting records such as book orders, and other records which are necessary to verify and substantiate the amount of Tenant's Pathway Fee and Service Fee, at Tenant's business office located in the Premises. All such books and records shall be retained and preserved for at least twenty-four (24) months after the end of the calendar year to which they relate and shall be subject to inspection and audit by Landlord and its agents at all reasonable times. The acceptance by Landlord of any payment of any License Fees shall be without prejudice to Landlord's right to examination of Tenant's books and records in order to verify the computation of the Service Fee or the Pathway Fee provided by Tenant. In the event Landlord is not satisfied with any monthly statement or annual statement submitted by Tenant, Landlord shall have the right to have its auditors make a special audit of all books and records, where-ever located, pertaining to sales made in or from the Building during the period in question. If such statements are found to be incorrect to an extent of more than two percent (2%) over the figure submitted by Tenant, Tenant shall pay for such audit. Tenant shall promptly pay to Landlord any deficiency or Landlord shall promptly credit to Tenant any overpayment, as the case may be, which is established by such audit.

     7.   CONDITION OF THE TENANT EQUIPMENT AREA.  Tenant accepts the Tenant
          --------------------------------------
Equipment Area "as is" without benefit of any improvements to be constructed or made by Landlord.

     8.   MAINTENANCE AND REPAIR BY LANDLORD.  Landlord shall maintain and
          ----------------------------------
repair the Pathways, the exterior and load-bearing walls of the Building, floors of the mechanical rooms (but not floor coverings), and the roof of the Building, which may be required from time to time, but only after such required repairs have been requested by Tenant in writing. In no event shall Landlord be responsible for the maintenance or repair of improvements which are not composed of Building Grade materials.

     9.   SERVICE AREA AND ROOF ACCESS.  Except in the case of an emergency,
          ----------------------------
Tenant shall not enter or attempt access to any of the Service Areas (including air, electrical, mechanical or telecommunications risers, ducts, closets, conduits, duct work, rooms or other horizontal or vertical spaces in the Building) or attempt to obtain access to the roof of the Building without notifying Landlord in writing at least two (2) days in advance. In the case of an emergency, Tenant may enter or seek access to the roof of the Building or to the Pathways through the Service Areas provided Tenant gives Landlord at least two (2) hours prior notice and provided that a Building security guard must unlock such Service Area or access door to the roof. If Landlord is also experiencing an emergency situation in the Building at the same time that Tenant has notified Landlord of an emergency, Landlord shall have no obligation to first address or respond to Tenant's emergency and shall only be obligated to accommodate Tenant's concerns promptly as time permits thereafter. Tenant also agrees to furnish Landlord, within two (2) Working Days thereafter, a written report explaining all repairs and procedures which were conducted during any such emergency operations, in sufficient detail to permit Landlord's engineers to evaluate same. Any access to the Service Areas or to the roof shall require Tenant to sign in at the security department console, and Tenant shall permit the Landlord's security guard or a representative of Landlord to accompany Tenant during any such work within a Service Area or on the roof, if Landlord so desires. Except in the case of an emergency, no installation, alterations or repairs shall be initiated without first delivering to Landlord's engineers plans and specifications of the proposed changes, in substance and form acceptable to Landlord. As soon as reasonably practicable after the occurrence of an emergency, plans and specification shall be submitted to Landlord for approval with respect to those repairs or replacements. No oral approval of these plans and specifications shall be effective. No electrical grounding shall be permitted to other equipment in the mechanical rooms without Landlord's specific written approval of the method and location of such grounding. No monitoring or inspection of Tenant's work by Landlord's representatives shall be deemed supervision of Tenant's employees or shall be deemed to be a representation or warranty of any particular level of telecommunications expertise attained by Landlord's representative. Tenant shall monitor and supervise its own employees and shall assume responsibility for the expertise and quality of its work and shall not rely upon Landlord for same.

     10.  NO ACCESS TO OTHER TENANTS' PREMISES.  Tenant acknowledges that
          ------------------------------------
nothing in this License entitles it to enter and connect the Tenant Equipment to any tenant's premises in the Building without the prior written consent of Landlord. Tenant also acknowledges that it has been informed that telecommunications connections to individual tenant's premises in the Building will normally require removal of ceiling panels, at each tenant's expense, with such removal operations only being performable by Landlord's agents or employees.

     11.  LICENSES AND PERMITS.  Prior to commencing any work in the Tenant
          --------------------
Equipment Area, Tenant shall obtain all necessary licenses, permits and consents related to such installation activities and to the operation and use of the Tenant Equipment and provide copies of same to Landlord. Landlord shall have the right to monitor all such work, at its own expense.

     12.  COSTS.  Tenant shall be responsible for any and all cost, damage or
          -----
expense arising from the installation, maintenance, repair or operation of the Tenant Equipment, including, without limitation, any and all cost, damage or expense to the Building or the property of Landlord or other licensees or tenants of the Building arising from such installation, maintenance, repair, or operations. Tenant will make any and all repairs necessary in a timely manner. If Tenant does not make required repairs to Landlord's satisfaction within twenty-four

(24) hours of notification from Landlord that said repairs are necessary within a tenant's space or within ten (10) days of notification from Landlord that said repairs are necessary pursuant to Paragraph 13 of this Exhibit then Landlord will have the right but not the obligation to perform any such repairs at Tenant's sole cost and expense. Tenant shall on demand pay to Landlord as additional License Fees (i) the cost of such work plus fifteen percent (15%) thereof as administrative costs; plus (ii) interest thereon at the rate of 12% per annum from the date of demand.

     13.  MAINTENANCE, REPAIRS, AND ALTERATIONS BY TENANT.  Tenant shall not
          -----------------------------------------------
commit any waste or allow any waste to be committed within or on any portion of the Tenant Equipment Areas or in any Service Area and will maintain Tenant's installations in the Tenant Equipment Areas in a clean, attractive condition and in good repair. Tenant will remove all excess cable, tools, and equipment and will keep all areas neat and clean at all times. Provided Tenant fails to do so after ten (10) Working Days notice given by Landlord to Tenant, Landlord shall have the right, at its option, but at Tenant's cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Tenant (or by any contractor, agent, or employee of Tenant); and Tenant shall pay the reasonable cost thereof (net of any applicable insurance proceeds) to Landlord within ten (10) Working Days of demand as additional License Fees. Tenant shall not make or allow any alterations to such Tenant Equipment Areas materially affecting mechanical, electrical, plumbing, or other basic systems within the Building, its structure, or its operations without the prior written consent of Landlord. Tenant shall not place signs on any of the doors or corridors leading to the Tenant Equipment Areas, without first obtaining the prior written consent of Landlord in each such instance, which consent may be given or arbitrarily withheld on such conditions as Landlord may elect. Landlord shall have the right, at its option, at Tenant's own cost and expense, to remove any signs placed by Tenant without Landlord's prior written consent, and to repair any damage caused by the such signs. Except as provided in Section 5.4 of this Lease with respect to Tenant's Trade Fixtures, any and all alterations to the Tenant Equipment Areas shall become the property of Landlord upon termination of this License.

     14.  USE OF ELECTRICAL SERVICES BY TENANT.  All electrical usage associated
          ------------------------------------
with the Tenant Equipment will be governed by the provisions of Section 2.5 of the Lease.

     15.  LAWS, REGULATIONS, AND INTERFERENCE.  Tenant, at Tenant's sole cost,
          -----------------------------------
shall (a) comply with all Legal Requirements and Insurance Requirements applicable to Tenant's use and occupancy of the Building (including, without limitation, the installation, maintenance, repair, or operation of Tenant Equipment), and (b) take all measures necessary to assure that the Tenant Equipment strictly complies with all applicable Legal Requirements and Insurance Requirements. Tenant shall also pay promptly when due all royalties or other fees due in connection with the operation of the Tenant Equipment. In the event compliance with this paragraph shall require modifications or alterations of the Tenant Equipment or the Tenant Equipment Areas, no modification or alteration shall be made without Landlord's prior written consent, which consent may be withheld in Landlord's sole judgment or granted on such terms and conditions as Landlord may determine in its sole judgment. Tenant shall take all measures necessary to assure that the Tenant Equipment does not interfere with or disturb the operation of any other equipment or business of Landlord or of any other licensee, tenant, or occupant of the

Building. Tenant shall modify the Tenant Equipment or relocate the Tenant Equipment to another area approved by Landlord in the event that the Tenant Equipment, in Landlord's sole judgment, causes any interference with or disturbs the operation of any other equipment or business of Landlord or of any other occupants or licensees of the Building or creates or results in any unreasonable noise, odor, or nuisance to any other occupants of the Building, or areas adjacent to the Building. Tenant must immediately shut off the relevant Tenant Equipment upon notification of interference with other installations or activities and may restart, modify, or relocate that Tenant Equipment to test for interference only with Landlord's permission. "Insurance Requirements" means all terms and any insurance policy obtained by Landlord or Tenant covering or applicable to the Property, the Leased Premises, or the Tenant Equipment Area, all requirements for the issuing of each such insurance policy; and all orders, rules, regulations, and other requirements of the National Board of Fire Underwriters (or any other bodies exercising any similar functions) which are applicable to the Building, the Property or any use or condition of the Building or the Property. "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, and requirements of all governmental authorities foreseen or unforeseen which now or at any time hereafter may be applicable to the Building or the Property, including, without limitation, the Americans with Disabilities Act, all federal, state, and local laws regulations and ordinances pertaining to air and water quality, hazardous materials, waste disposal, and other environmental matters, and all laws, codes, and regulations pertaining to zoning, land use, health, or safety.

     16.  SITE TECHNICAL STANDARDS.  Tenant will strictly comply with the Site
          ------------------------
Technical Standards (Schedule 4) as adopted and altered by Landlord from time to
                     ----------
time and will cause all of the Tenant Related Parties to do so. All changes to such standards will be sent by Landlord to Tenant in writing. "Tenant Related Party" means Tenant's officers, partners, employees, agents, contractors, licensees, concessionaires, customers, and invitees.

     17.  ENTRY BY LANDLORD.  Landlord and the Landlord-Related Parties shall
          -----------------
have access to the Tenant Equipment Areas at all times to inspect the same, clean the same, or make repairs, alterations or additions thereto and Tenant shall not be entitled to any abatement or reduction of License Fee by reason of any such entry. [However, Landlord will use reasonable efforts to protect the Tenant Equipment from damage or injury during any such entry.]

     18.  INDEMNIFICATION.  Intentionally deleted.
          ---------------

     19.  DAMAGE.  Landlord shall not be liable to Tenant for any loss or damage
          ------
to all or any part of the Tenant Equipment occasioned by theft, fire, act of God, public enemy, injunction, riot, vandalism, malicious mischief, earthquake, flood, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or by any other cause beyond the control of the Landlord whatsoever. Nor shall Landlord be liable for any damage or inconvenience which may arise through the repair or alteration of any part of the Building.

     20.  INSURANCE.  In addition to the insurance obligations of Tenant under
          ---------
the Lease, Tenant shall maintain a policy or policies of fire and extended coverage insurance on the Tenant Equipment, in such amounts as Tenant may deem appropriate;

     21.  TRANSFERS BY TENANT.  Except in connection with the transfer of the
          -------------------
Lease to an Affiliate as provided in Section 5.4 of the Lease, Tenant shall not assign, convey, mortgage, pledge, hypothecate, encumber, or otherwise transfer any license or grant any license, concession, or other right with respect to the License without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion; and the License shall, at Landlord's sole option, terminate upon the occurrence of any attempted transfer of the License or the Lease or upon a subletting of the Premises except in connection with a transfer of the Lease to an Affiliate as provided for in the Lease.

     22.  DEFAULT BY TENANT.  In addition to provisions of Article 8 of the
          -----------------
Lease, Tenant shall be deemed to be in default with respect to the License in the event that (a) Tenant shall fail to pay the License Fees within ten (10) days after Tenant's receipt of Landlord's written notice of such failure to pay; provided Landlord shall be required to give such notice only twice in any twelve
(12) month period and thereafter Tenant shall be in default if any such payment is not received when due and without notice, or (b) Tenant shall fail to maintain the Tenant Equipment in good order and repair and in a safe condition as provided in this Exhibit and shall fail to remedy that condition within [(i)] twenty-four (24) hours after notice from Landlord [if such failure has an adverse effect on Landlord or other tenants of the Building or creates a possibility of immediate harm to person or property or (ii) thirty (30) days after notice from Landlord in all other circumstances], or (c) Tenant shall fail to maintain all necessary licenses and permits with respect to the operation of the Tenant Equipment. Upon a default by Tenant with respect to the License, Landlord may, at Landlord's sole election, pursue the remedies granted to Landlord for default under the Lease or, in the alternative, terminate any License granted hereunder without terminating the Lease or terminating Tenant's right to possession of the Leased Premises under the Lease.

     23.  SURVIVAL.  Certain provisions of this Exhibit relate to the rights and
          --------
obligations of Landlord and Tenant subsequent to the termination or expiration of the Lease Term. Such provisions include, without limitation, the restoration obligations of Tenant under Paragraph 13 hereof and the indemnification obligations of Tenant under Paragraph 19 hereof. Such provisions shall survive the expiration or other termination of the Lease Term and the License granted to Tenant hereunder.

                                  SCHEDULE "1"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                   as Landlord and EQUINIX, INC., as Tenant

                                PRICING SCHEDULE
                                ----------------

Any conduits allowed by Landlord in addition to Paragraph 2.a. shall be at a rate of $250.00 per diameter inch per month.

                                  SCHEDULE "2"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

                                  SERVICE FEES
                                  ------------

                    The Service Fee is intentionally deleted

                                  SCHEDULE "3"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

             LIST OF TENANTS TO WHOM LICENSEE MAY PROVIDE SERVICES
             =====================================================

                      AS MAY BE AMENDED FROM TIME TO TIME

MFS Intelenet of Texas (Worldcom)
Allegiance Telecom
IXC
Splitrock Communications
RSL
Communications
ENRON Communications
Time Warner Communications
MetroFiber Networks
Prism Communications
Logix
Focal Communications
Telegent
Wynstar
Verio, Inc.
Kintetsu Global
The Planet
Leasenet
Nextlink One
Nextlink Texas
American Telesource
Unicomp
Level 3

                                  SCHEDULE "4"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

                  TELECOMMUNICATIONS EQUIPMENT SYSTEMS DIAGRAM
                  ============================================

This schematic describes the telecommunications equipment systems to be installed for the limited purpose of the license described herein.

                                  SCHEDULE "5"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

                         LOCATION OF COOLING EQUIPMENT
                         =============================

                                  SCHEDULE "6"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

                            SITE TECHNICAL STANDARDS
                            ========================

1. The fiber transmission cables and all copper telephone cables must be Teflon (or of City approved fire retardant material) jacketed type cable, and secured by either stainless steel clamps or approved equal when not run in EMT type conduit. Excess transmission line must be removed.

2. Each fiber or copper telephone line or conduit shall be identified with stainless steel tags that identifies the user/Licensee: (1) at the equipment cabinet; (2) at each side of horizontal/vertical penetration (3) as the line traverses the Building at a minimum of 72' intervals, coincident with column lines, and (4) at the termination point(s).

3. The location and installation of all equipment and conduit will be designated by the site coordinator. These locations will be shown on the License. Changes must be approved in writing by the site coordinator. Any conduit or cable failing to meet the above standards will be immediately removed from the Building at Licensee's expense. In the event Licensee fails to promptly remove any such conduit or cable, Licensor may do so at Licensee's expense.

4. On a 24-hour notice, the Site Equipment will be made available for inspection by the site coordinator to assure compliance with the above standards.

5. The following information is essential for site coordination and must be provided. Any and all changes must have prior approval and be reported to the site coordinator.

     a)  Manufacturer and model number of all end equipment.

     b)  Type and length of all cable and lines.


c) The name, address and telephone number of the person or group directly responsible for the day-to-day maintenance.

     d) The name, address and telephone number of the person or group directly responsible for the License Agreement.

                                  SCHEDULE "7"
                                  ------------

To Exhibit D to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP,
                    as Landlord and EQUINIX, INC., as Tenant

                         LOCATION OF GENERATOR AND TANK
                         ==============================

                                  EXHIBIT "E"
                                  -----------
 To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord
                         and EQUINIX, INC., as Tenant

                                RENEWAL OPTIONS
                                ---------------

This Exhibit "E" describes the renewal option described below, which is being granted upon the following terms and conditions:

1.   DEFINED TERMS.  For purposes of this Exhibit "E", all terms defined in this
     --------------
     Lease (including other exhibits to this Lease) will be used in this Exhibit without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective meanings:

     (a) "Renewal Date" shall mean the first day next following the expiration date of the Lease Term.

     (b) "Renewal Term" shall mean a period commencing on the Renewal Date and continuing for sixty (60) full calendar months.

     (c) "Prevailing Market Rate" shall mean the rate of base rental rate being charged by Landlord to new tenants having a financial condition comparable to that of Tenant for comparable space within the Building for a comparable term as of the date of Tenant's exercise of the Option. For purposes of this Exhibit, the phrase "new tenants" shall mean (i) tenants who executed comparable leases within six (6) months prior to Tenant's exercise of the applicable Option or (ii) if no comparable lease exists within that six (6) month period, tenants who have executed comparable leases within twelve (12) months prior to Tenant's exercise of that Option. Landlord shall notify Tenant of the then prevailing market rate ("Rate Notice") promptly after Tenant's exercise of the Option; and if such rate is not acceptable to Tenant, then Tenant has the right to rescind its exercise of the Option by providing a written revocation notice to Landlord within ten (10) days of Tenant's receipt of Landlord's Rate Notice. In such case Tenant will have no further right to renew this Lease under Exhibit "E".

2.   GRANT OF OPTION.  Tenant shall have the following options ("Options") to
     ----------------
     renew this Lease:

     (a) Tenant may, by notifying Landlord of its election in writing at least six (6) full calendar months prior to the end of the Lease Term, renew this Lease for the first (1/st/) Renewal Term. Such renewal shall be on all of the terms and conditions of this Lease which are not inconsistent with the terms of this Exhibit.

     (b) The Base Rental payable beginning on the first (1/st/) Renewal Date and continuing for sixty (60) months thereafter shall be at the prevailing market rate.

     (c) If Tenant exercises its option to renew this Lease for the first (1/st/) Renewal Term, then Tenant may, by notifying Landlord of its election in writing at least six (6) full calendar months prior to the end of the first (1/st/) Renewal Term, renew this Lease for the second (2/nd)/ Renewal Term. Such renewal shall be on all of the terms and conditions of this Lease which are not inconsistent with the terms of this Exhibit, except that no renewal option shall exist during the second (2/nd/) Renewal Term.

     (d) The Base Rental payable beginning on the second (2/nd/) Renewal Date and continuing for sixty (60) months thereafter shall be at the prevailing market rate.

3.   GENERAL PROVISIONS.  Tenant's failure to notify Landlord of Tenant's
     ------------------
     election to exercise the Option in the manner and within the specified time limit, shall constitute an irrevocable waiver of such Option. Tenant's failure to provide Landlord with a revocation notice in the manner and within the specified time limit shall be an irrevocable waiver of Tenant's revocation option. Notwithstanding the foregoing, the Option shall not be applicable at any time when there is an uncured event of default under the Lease. In addition, the Option shall automatically terminate upon the termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise or, at the option of Landlord, in its sole discretion, upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord, to any person or entity other than to an Affiliate allowed by the provisions of this Lease.

 -----------------------------------------------------------------------------
                                     INITIALS
 Landlord___________________                          Tenant _________________
 -----------------------------------------------------------------------------

                                  EXHIBIT "F"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord
                          and EQUINIX, INC., as Tenant
_______________________________________________________________________________
                         SUBORDINATION, ATTORNMENT AND
                           NON-DISTURBANCE AGREEMENT

          This SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (this

"Agreement"), is made as of the _______ day of ______, 1999, between GERMAN
----------
AMERICAN CAPITAL CORPORATION and its successors and assigns ("Beneficiary"),
                                                              -----------
[LANDLORD] ("Landlord") and [TENANT] ("Tenant").
             --------                  ------

          WHEREAS, Beneficiary has agreed to make a loan to Landlord to be secured by a Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits (together with any UCC-1 Financing Statements in connection therewith, the "Mortgage"), as well as
                                                         --------
by a separate Assignment of Leases, Rents and Security Deposits (the

"Assignment"; the Assignment and the Mortgage, as the same may hereafter be
 ----------
amended, modified, extended, consolidated, severed, spread, increased, replaced or supplemented, are collectively referred to as the "Security Documents")
                                                      ------------------
covering Landlord's interest in certain real and personal property located in Dallas, Texas and more particularly described in Exhibit A hereto (the "Property"); and
 --------

          WHEREAS, Tenant has entered into a certain lease, as the same may have been amended, modified or supplemented (the "Lease") dated ________________,
                                             -----
19__, with Landlord (or its predecessor), covering a certain portion of the Property (the "Premises"); and
               --------

          WHEREAS, Beneficiary, Landlord and Tenant desire to confirm their understanding, with respect to the Lease, the Mortgage and the Assignment;

          NOW, THEREFORE, in consideration of the promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.   Subordination.  Subject to the provisions hereof, Tenant agrees
               -------------
that the Lease, as it may hereafter be amended from time to time, shall in all respects be, and is hereby expressly made, subject and subordinate at all times to the lien of the Security Documents and to all of the terms, conditions and provisions thereof and to all advances and/or payments made or to be made thereunder, as the same may hereafter be amended from time to time. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Security Documents.

          2.   Attornment.
               ----------

               (a) In the event that Beneficiary acquires or succeeds to the interests of Landlord under the Lease by reason of a foreclosure, deed-in-lieu of foreclosure or otherwise (collectively, a "Foreclosure"), Tenant shall be
                                              -----------
bound to Beneficiary under all of the terms, covenants and conditions of the Lease, except as provided in this Agreement, for the balance of the term thereof remaining, with the same force and effect as if Beneficiary were Landlord. Tenant hereby agrees in such event to (i) attorn to Beneficiary as its landlord on such terms, (ii) affirm its obligations under the Lease, and
(iii) make payments of all sums thereafter becoming due under the Lease to Beneficiary. Said attornment, affirmation and agreement is to be effective and self-operative without the execution of any further instruments upon Beneficiary succeeding to the interests of Landlord under the Lease.

               (b) Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or Beneficiary, any instrument or certificate deemed to be necessary or appropriate to evidence such attornment.

               (c) If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease or abate the rent payable thereunder or to claim a partial or total eviction, Tenant shall not exercise such right until (i) it has given written notice of such act or omission to Landlord and Beneficiary, (ii) Landlord fails to remedy such act or omission within the applicable time period stated in the Lease for effecting such remedy and (iii) a reasonable period for remedying such act or omission shall have elapsed following the failure of Landlord to effect such remedy and following the time when Beneficiary shall have become entitled under the Mortgage to remedy the same (which reasonable period shall in no event be less than the period to which Landlord is entitled under the Lease or otherwise, after similar notice, to effect such remedy, plus two additional weeks). In the case of an act or omission which Beneficiary undertakes to remedy but which cannot practicably be remedied by Beneficiary without taking possession of the Premises [and provided that Beneficiary notifies Tenant in writing that Beneficiary will in fact cure that default as soon as reasonably practicable after Beneficiary has taken possession, then] (i) such reasonable period shall not commence until Beneficiary has possession of the Premises and (ii) Beneficiary shall proceed with reasonable diligence to obtain possession of the Premises, and upon obtaining such possession shall with reasonable diligence remedy such act or omission.

               (d) From and after such attornment, Beneficiary shall be bound to Tenant under all the terms, covenants and conditions of the Lease; provided, however, Beneficiary shall not be:

                    (1) obligated to cure any defaults under the Lease of any prior landlord (including Landlord) which occurred prior to the date Beneficiary obtained title to or possession of the Property;

                    (2) liable for any act or omission of any prior landlord (including Landlord) which occurred prior to the date Beneficiary obtained title or possession of the Property;

                    (3) obligated to fund any security deposit unless actually received by Beneficiary;

                    (4) bound by any amendment, modification or termination of the Lease unless such amendment, modification or termination was consented to in writing by Beneficiary;

                    (5) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

                    (6) bound by any base rental or additional rental or advance payment of rent which Tenant paid for more than the current month to any prior landlord (including Landlord).

               (e) Anything herein or in the Lease to the contrary notwithstanding, in the event that Beneficiary shall acquire title to the Premises by reason of a Foreclosure, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then interest, if any, in the Property (including any title and casualty insurance proceeds and condemnation awards actually paid to Beneficiary), and Tenant shall look exclusively to such interest of Beneficiary in the Property for the payment and discharge of any obligations which may be imposed upon Beneficiary hereunder or under the Lease.

          3.   Non-Disturbance.  Provided Tenant is not in default under the
               ---------------
terms of the Lease and complies with this Agreement, Beneficiary agrees that in the event Beneficiary acquires title to the Property by reason of a Foreclosure, Tenant's possession and occupancy of the Premises and Tenant's rights and privileges under the Lease during the term thereof (including any renewal term) shall not be disturbed, subject to limitations or conditions set forth in this Agreement and Beneficiary shall recognize the Lease and Tenant's rights hereunder. Subject to the limitations and conditions contained herein, Beneficiary upon Foreclosure shall be deemed to be Landlord and shall assume the obligations of Landlord under the Lease thereafter arising or accruing.

          4.   Notices.
               -------

          (a) All notices, demands and requests (collectively the "Notices") required or permitted to be given under this Agreement must be in writing and shall be deemed to have been given if personally delivered or delivered by reliable overnight courier or mailed by certified mail, return receipt requested, postage prepaid and shall be deemed delivered as of the date of such Notice if (i) delivered to the party intended; (ii) delivered to the then current address of the party intended, or (iii) rejected at the then current address of the party intended, provided such Notice was sent prepaid. The addresses of the parties are:

     If to Beneficiary:           German American Capital Corporation
                                  31 West 52/nd/ Street
                                  New York, New York  10019[ ]
                                  Attention:  General Counsel

     If to Tenant:                _____________________________________________
                                  _____________________________________________
                                  _____________________________________________

     If to Landlord:              _____________________________________________
                                  _____________________________________________
                                  _____________________________________________

                    (b) Upon at least ten (10) days prior written Notice, each party shall have the right to change its address to any other address within the United States of America.

               5.   Miscellaneous. This Agreement (i) contains the entire
                    -------------
agreement with respect to the subject matter hereof; (ii) may not be modified or terminated, nor may any provision hereof be waived, orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors, administrators and assigns; and (iii) shall inure to the benefit of, and be binding upon, the parties hereto, and their successors and assigns (including, without limitation, (a) Tenant's permitted assignees and (b) any purchaser of the Property pursuant to a Foreclosure).

               6.   Applicable Law. This Agreement shall be governed by and
                    --------------
construed in accordance with the laws of the state in which the Property is located.

               IN WITNESS WHEREOF, Beneficiary, Landlord and Tenant have executed this Agreement effective as of the day and year first above written.

                                 GERMAN AMERICAN CAPITAL CORPORATION

                                 By:___________________________________________
                                 Its:

                                 [TENANT]

                                 By:___________________________________________
                                 Its:

                                 [LANDLORD]

                                 By:___________________________________________
                                 Its:

                                  EXHIBIT "G"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord
                          and EQUINIX, INC., as Tenant

                                    PARKING
                                    -------

This Exhibit "F" describes and specifies Tenant's non-exclusive option, but not the obligation to use non-reserved parking spaces ("Garage Spaces") located inside the Building's exterior card access parking garage ("Parking Garage"), and reserved parking spaces ("Lower Level Spaces") on the lower level of the Building's interior card access parking garage ("Lower Level Garage"). For convenience, the Garage Spaces and the Lower Level Spaces will sometimes be collectively referred to as the "Spaces" in this Exhibit. Landlord reserves the right at Landlord's sole discretion to relocate any of the Spaces.
Additionally, spaces in the surface parking lots associated with the Building and located on the Property ("Surface Parking") are provided for the non-exclusive and common use of Landlord, all tenants of the Building, and their respective guests and invitees. Utilization of the Surface Parking is subject to availability (and Landlord shall have no obligation to provide available Surface Parking) and to such rules and regulations as may be promulgated by Landlord from time to time. Use of the Parking Garage, Lower Level Garage and the Surface Parking is subject to the terms and conditions set forth below.

1.   DEFINITIONS.  Terms which are defined in the Lease will be used without
     -----------
     further definition in this Exhibit.

2.   GRANT AND RENTAL FEE.  Provided no event of default has occurred and is
     --------------------
     continuing under the Lease, Tenant shall be permitted non-exclusive use of Spaces in the Parking Garage during the Lease Term for the parking of fifty-three (53) vehicles at such monthly rates and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord and charged or applicable to patrons of said parking Garage for spaces similarly situated within said Parking Garage. The parking rate for each of the Spaces as of the date hereof is $45.00. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted exclusive use of eighteen (18) reserved Lower Level Spaces in the Lower Level Garage upon availability during the Lease Term at such monthly rates and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord and charged or applicable to patrons of said Lower Level Garage. The parking rate for each of the Lower Level Spaces as of the date hereof is $60.00 for spaces designated on the attached Schedule 1 "Lower Level Garage Pricing Schedule" as "circle" parking and $90.00 for spaces designated as "diamond" parking. Tenant shall also have the right to use the Surface Parking, free of charge, during the Lease Term.

3.   RISK.  All motor vehicles (including all contents thereof) shall be parked
     ----
     in the Garage Spaces, Lower Level Spaces or in the Surface Parking, as applicable, at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Garage Spaces, Lower Level Spaces or in the Surface Parking, as applicable, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Garage Spaces, Lower Level Spaces or the Surface Parking pursuant to this Agreement.

4.   RULES AND REGULATIONS.  In its use of the Garage Spaces, Lower Level Spaces
     ---------------------
     and the Surface Parking, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as Exhibit "B") applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of such rules or default by Tenant under the Lease, Landlord shall be entitled to terminate this Exhibit, in which event Tenant's right to utilize the Garage Spaces, Lower Level Spaces and/or the Surface Parking shall thereupon automatically cease.

5.   SECURITY.  Landlord shall be entitled to utilize whatever access device
     --------
     Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to insure that only tenants authorized to use spaces in the Parking Garage and Lower Level Garage are using such spaces. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's or Lower Level Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default under the Lease, entitling Landlord to all of its rights and remedies thereunder.

6.   ADDITIONAL SPACES.  In the event that Tenant expands the Leased Premises,
     -----------------
     Tenant shall be entitled to additional Garage Spaces within the Parking Garage based upon a ratio of one (1) additional Space per additional 1,000 Usable Square Feet incorporated into the Leased Premises and additional Lower Level Spaces within the Lower Level Garage based upon a ratio of one
     (1) reserved parking space per 3,000 Rentable Square Feet incorporated into the Lease Premises upon availability. Such additional Garage Spaces and Lower Level Spaces shall be subject to such monthly rates, terms, conditions, and regulations as are, from time to time, promulgated by Landlord and charged or applicable to patrons of said Parking Garage or Lower Level Garage for spaces similarly situated within said Parking Garage or Lower Level Garage.

Schedule 1- Lower Level Garage Price Schedule

 ------------------------------------------------------------------------------
                                   INITIALS
   Landlord___________________                   Tenant________________________
 ------------------------------------------------------------------------------

                                 SCHEDULE "1"
                                 ------------

To Exhibit E to Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP.,
                   as Landlord and [TENANT NAME], as Tenant

________________________________________________________________________________

                       Lower Level Garage Price Schedule
                       (For illustrative purposes only)

                                  EXHIBIT "H"
                                  -----------

To Lease Agreement By and Between NEXCOMM ASSET ACQUISITION I, LP, as Landlord
                         and EQUINIX, INC., as Tenant

                                  WORK LETTER
                                  -----------

This Work Letter ("Work Letter") describes and specifies the right and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of Tenant's installation of the Tenant Equipment defined in Exhibit D (the "Improvements") within the Leased Premises, in the Building or on the Property.

          1.   DEFINITIONS.  Terms which are defined in the Lease shall have the
               ------------
same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:


               (a)  "Allowance" is intentionally omitted.
                     ---------

               (b)  "Basic Construction of the Building" shall mean the
                     ----------------------------------
structure of the Building as built on the date of this Work Letter.

               (c)  "Landlord's Architect" shall mean the architect designated
                     --------------------
by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

               (d)  "Plans and Specifications" shall mean collectively, the
                     ------------------------
plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Leased Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work.

               (e)  "Tenant's Architect" shall mean an architect, selected by
                     ------------------
Tenant, and approved by Landlord in an exercise of reasonable discretion who is an architect licensed to practice in the State of Texas.

               (f)  "Work" shall mean all materials and labor to be added to the
                     ----
Basic Construction of the Building in order to complete the installation of the Improvements within the Leased Premises, in the Building or on the Property for Tenant in accordance with the Plans and Specifications, including, without limitation any modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Leased Premises, in the Building or on the Property.

               (g)  "Cost of the Work" shall mean the cost of all materials and
                     ----------------
labor to be added to the Basic Construction of the Building in order to complete the installation of the

Improvements within the Leased Premises, in the Building or on the Property in accordance with the Plans and Specifications.

               (h)  "Tenant's Costs" shall mean that portion of the Cost of the
                     --------------
Work in excess of Allowance.

               (i)  "Change Costs" shall mean all costs or expenses attributable
                     ------------
to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Allowance, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

               (j)  "Working Days" shall mean all days of the week other than
                     ------------
Saturday, Sunday, and legal holidays.

               (k)  "Contractor" shall mean the contractor or contractors
                     ----------
engaged by Tenant to perform the Work in accordance with the provisions of
Section 4.2(b) of the Lease.

          2.   PROCEDURE AND SCHEDULES FOR THE COMPLETION OF PLANS AND
               -------------------------------------------------------
SPECIFICATIONS.  The Plans and Specifications shall be completed in accordance
---------------
with the following procedure and time schedules:v


          (a)  Design Drawings.  Within ninety (90) Working Days from execution
               ---------------
of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Improvements within the Leased Premises, in the Building or on the Property. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Improvements within the Leased Premises, in the Building or on the Property, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

                    (i) After receipt of design drawings, Landlord shall return to Tenant one set of Prints of design drawings with Landlord's suggested modifications and/or approval. If, upon receipt of approved design drawings bearing Landlord's comments, Tenant wishes to take exception thereto, Tenant may do so in writing, by certified mail addressed to Landlord, within five (5) Working Days from the date of receipt of Landlord's comments on the design drawings. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

                    (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

          (b)  Completion of Plans and Specifications.  All Plans and
               --------------------------------------
Specifications shall be prepared in strict compliance with applicable Building standards and requirements, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than thirty (30) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within fifteen (15) Working Days of their receipt by Tenant.

                    (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord. Tenant may use funds from the Allowance to make such payments.

                    (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

          3.  TERMINATION RIGHT.  If for any reason (other than default by
              -----------------
Tenant) Landlord and Tenant have not agreed in writing upon final Plans and Specifications on or before the date which is ninety (90) Working Days from the date hereof, then Landlord or Tenant shall have the right to terminate the Lease by providing the other party with written notice of the electing parties' decision to terminate this Lease within thirty (30) days from the expiration of such ninety (90) day period. The failure of either party to exercise such termination right in the manner and within the time period specified above shall be deemed to be an irrevocable waiver of such right.

          4.  PAYMENT.  In the event Landlord acts as the general contractor for
              -------
the Improvements in the Leased Premises, in the Building or on the Property, the Allowance will be

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applied to offset the amounts due Landlord as reflected in the monthly invoices therefor submitted by Landlord to Tenant. In the event Landlord does not act as the general contractor for the Improvements in the Leased Premises, in the Building or on the Property, Landlord shall pay the Allowance to Tenant within forty-five (45) days of Landlord's receipt of general contractor's waiver of lien submitted by Tenant to Landlord.

          5.  PERFORMANCE OF WORK AND DELAYS.  Tenant shall cause the Contractor
              ------------------------------
to perform the Work in strict accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by Tenant as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, or (v) any other cause except (a) as specified in Section 8.1 of the Lease or (b) arising from a default by Landlord, then any such delay shall not justify any
                                                              ---
extension of the Commencement Date of the Lease.

          6.  CHANGE ORDERS.  All changes and modifications in the Work from
              -------------
that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

          7.  WHOLE AGREEMENT; NO ORAL MODIFICATION.  This Work Letter embodies
              -------------------------------------
all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

          8.  PARAGRAPH HEADINGS.  The paragraph headings contained in this Work
              ------------------
Letter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

          9.  NOTICES.  All notices required or contemplated hereunder shall be
              -------
given to the parties in the manner specified for giving notices under the Lease.

          10. BINDING EFFECT.  This Work Letter shall be construed under the
              --------------
laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          11. CONFLICT.  In the event of conflict between this Work Letter and
              --------
any other exhibits or addenda to this Lease, this Work Letter shall prevail.

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                                   INITIALS
   Landlord __________                                  Tenant _______________
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